December 6, 1996


To Shareholders of the following Series of the Manning & Napier Fund:

          Defensive Series
          Blended Asset Series I
          Blended Asset Series II
          Maximum Horizon Series
          Flexible Yield Series I, II, and III
          Tax Managed Series

Dear Shareholder:

Enclosed is a copy of an updated prospectus for each of the above Series of the Manning & Napier Fund in which you are currently invested.

Also enclosed are copies of the Annual Reports for each of these Series in which you were invested as of October 31, 1996. The reports include information about the Series performance as well as portfolio listings as of that date.

Because the fiscal year of the Blended Asset Series I and II and all three Flexible Yield Series were changed to a fiscal year ending October 31, the Annual Reports for these Series include information for ten months, the period since the last Annual Reports, rather than for the full twelve months.

Please contact our Fund Services department at 1-800-4MN-FUND (1-800-466-3863) or your Client Consultant if you have any questions about the enclosures or about the Fund.

Sincerely,

/s/ Amy J. Williams

Amy J. Williams
Fund Services Coordinator

                         Manning & Napier Fund, Inc.

                            Blended Asset Series I
                                Annual Report
                               October 31, 1996

Management Discussion and Analysis

Dear Shareholders:

Since we last reported to you six months ago, the markets have again exhibited the upward and downward swings akin to the later stages of economic and market cycles. Midway through this period we saw the Dow Jones Industrial Average take a considerable dive, only to end this semi-annual reporting cycle above the record-breaking 6000 mark. Likewise, the 30-year U.S. Treasury yield rose to over 7% during this period, but bonds recovered nicely by the end of October. However, as we have anticipated thus far, economic growth has remained moderate and inflation has remained in check, allowing us to take advantage of the buying opportunities that present themselves.

These gyrations were caused by overreaction to short-term economic data. Much as happened in March of this year, the news again raised fears of higher inflation and sent the Dow Jones Industrial Average plunging down 115 points on July 5th in what was only a half-day of trading due to the holiday. Bonds followed suit with the yield on the 30-year U.S. Treasury surging 25
basis-points.    Many  were  left wondering whether the Federal Reserve Board would raise the Fed Funds rate. However, additional evidence throughout the summer that inflation and economic growth are under control led the Fed to again leave rates unchanged when they met during the last week of September.

As we continue to adhere to our long-term overview for low inflation and lower interest rates, the July 5th correction created a buying opportunity in which we were able to lengthen the maturity of the bonds in the portfolio and move into equity sectors where valuations proved attractive. The stock portion of the portfolio has continued emphasis in small ticket consumer stocks which we believe have been branded with the same iron as more cyclical consumer stocks, thus creating a buying opportunity. In addition, we have increased our exposure to the health care sector as valuations in that area have proved attractive as well.

At a time when market valuations in
general are high and the bull market is aging, it is important to be discriminating about the levels of risk acceptable in funds with different tolerances for volatility. Your Series places a high priority on dampening market volatility, so even though we see a number of long-term positives in 0he investment picture, we must be sensitive to the possibility of cyclical disruptions. With valuations currently very high, you should expect this Series to be conservatively positioned, and indeed, that is the case. As we continue to move through this mature bull market, we will hold fast to our disciplines of attempting to identify stocks of companies with strong strategic positioning in their industry at attractive valuations versus long-term U.S. Treasury bonds.

We wish you and yours all the best during this holiday season.

Sincerely,


Manning & Napier Advisors, Inc.


[GRAPHIC]
[Pie Chart]

Asset Allocation - As of 10/31/96

Bonds - 66%
Stocks - 20%
Cash & Equivalents - 14%

Performance Update as of October 31, 1996


The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Blended Asset Series I from its inception (9/15/93) to present (10/31/96) as compared to the Lehman Brothers Intermediate Bond Index and a Balanced Index. 1





Manning & Napier Fund, Inc. - Blended Asset Series I

                                                                   Total Return
                                                       Growth of
Through                                                 $10,000                   Average
10/31/96                                              Investment    Cumulative     Annual

One Year                                              $    10,837          8.37%     8.37%
Inception 2                                           $    12,806         28.06%     8.22%










Lehman Brothers Intermediate Bond Index

                                                      Total Return
                                          Growth of
Through                                    $10,000                   Average
10/31/96                                 Investment    Cumulative     Annual

One Year                                 $    10,581          5.81%     5.81%
Inception 2                              $    11,728         17.28%     5.22%









Balanced Index

                             Total Return
                 Growth of
Through           $10,000                   Average
10/31/96        Investment    Cumulative     Annual

One Year        $    11,115         11.15%    11.15%
Inception 2     $    13,040         30.40%     8.85%



1 The Lehman Brothers Intermediate Bond Index is a market value weighted measure of approximately 3,425 corporate and government securities. The
Index is comprised of investment grade securities with maturities greater than one year but less than ten years. The Balanced Index is 30% Standard & Poor's (S&P) 500 Total Return Index and 70% Lehman Brothers Intermediate Bond
Index. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York
Stock Exchange, American Stock Exchange, and Over-the-Counter market.
Both Indices' returns assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses.

2 Performance numbers for the Fund and Indices are calculated from September 15, 1993, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

[GRAPHIC]
LINE CHART
Data for Line Chart to follow:






             Manning & Napier          Lehman Brothers       Balanced
          Blended Asset Series I   Intermediate Bond Index     Index

09/15/93  $                10,000  $                 10,000  $  10,000
12/31/93                   10,092                    10,032     10,081
06/30/94                    9,671                     9,770      9,795
12/31/94                   10,012                     9,838      9,986
06/30/95                   11,578                    10,783     11,256
12/31/95                   12,123                    11,347     12,151
04/30/96                   12,292                    11,213     12,303
10/31/96                   12,806                    11,728     13,040






INVESTMENT PORTFOLIO - OCTOBER 31, 1996
                                                              VALUE
                                                    SHARES  (NOTE 2)

COMMON STOCK - 20.10%

AIR TRANSPORTATION- 2.19%
 Federal Express Corp.*                              4,850  $390,425

APPAREL- 2.47%
VF Corp.                                             6,725   439,647

CHEMICALS & ALLIED PRODUCTS- 0.06%
Varitronix International Ltd. (Note 7)               6,000    10,941

COMMUNICATIONS- 2.42%
Stet Societa' Finanziaria Telefonica S.p.A. - ADR    4,975   172,259
Telefonica de Espana - ADR                           4,300   259,075
                                                            ---------
                                                             431,334
                                                            ---------

COMPUTER EQUIPMENT- 0.12%
Cisco Systems, Inc.*                                   200    12,375
Digital Equipment Corp.*                               300     8,850
                                                            ---------
                                                              21,225
                                                            ---------
ELECTROMEDICAL APPARATUS- 1.79%
Nellcor Puritan Bennett, Inc.*                      16,300   317,850

ELECTRONICS & ELECTRICAL EQUIPMENT- 0.92%

SEMICONDUCTOR- 0.14%
Altera Corp.*                                          250    15,500
Texas Instruments, Inc.                                200     9,625
                                                            ---------
                                                              25,125
                                                            ---------
TELECOMMUNICATIONS EQUIPMENT- 0.78%
ADC Telecommunications, Inc.*                          150    10,256
BroadBand Technologies, Inc.*                        1,050    18,769
DSC Communications Corp.*                              325     4,509
ECI Telecommunications, Ltd.                           625    12,500
General Instrument Corp.*                            3,875    77,984
Northern Telecom Ltd.                                  225    14,653
                                                            ---------
                                                             138,671
                                                            ---------
                                                             163,796
                                                            ---------

ENGINEERING SERVICES- 0.47%
Jacobs Engineering Group, Inc.*                      3,775    83,522



The accompanying notes are an integral part of the financial statements.






INVESTMENT PORTFOLIO - OCTOBER 31, 1996
                                                    VALUE
                                          SHARES  (NOTE 2)


FABRICATED METAL PRODUCTS- 0.19%
Keystone International, Inc.                 875  $ 15,750
Material Sciences Corp.*                   1,175    17,919
                                                  ---------
                                                    33,669
                                                  ---------

FOOD & BEVERAGES- 0.03%
Canandaigua Wine Co., Inc. - Class A*        250     5,625

GLASS PRODUCTS- 0.06%
Libbey, Inc.                                 425    10,200

HEALTH SERVICES- 1.55%
MedPartners, Inc.*                        12,276   259,331
RehabCare Group, Inc.*                       800    14,300
U.S. Physical Therapy, Inc.*                 225     2,081
                                                  ---------
                                                   275,712
                                                  ---------

HOLDING COMPANIES - 0.02%
Ek Chor China Motorcycle Co. Ltd.            500     2,938

INFORMATION RETRIEVAL SERVICES- 0.02%
America OnLine, Inc.*                        125     3,391

PLASTIC PRODUCTS- 0.03%
Sun Coast Industries, Inc.*                1,525     5,909

PRIMARY METAL INDUSTRIES- 0.17%
American Superconductor Corp.*               875    10,828
Gibraltar Steel Corp.*                       775    18,794
                                                  ---------
                                                    29,622
                                                  ---------

PRINTING & PUBLISHING - 0.04%
Playboy Enterprises, Inc. - Class A*         225     2,700
Playboy Enterprises, Inc. - Class B*         300     3,600
                                                     6,300

RESTAURANTS- 0.78%
McDonald's Corp.                           2,775   123,141
Morton's Restaurant Group, Inc.*           1,025    15,759
                                                  ---------
                                                   138,900
                                                  ---------


The accompanying notes are an integral part of the financial statements.






INVESTMENT PORTFOLIO - OCTOBER 31, 1996
                                                     VALUE
                                           SHARES   (NOTE 2)


RETAIL- 4.98%

RETAIL - HOME FURNISHING STORES- 0.10%
Pier 1 Imports, Inc.                        1,238     17,332

RETAIL - SHOE STORES- 0.11%
Brown Group, Inc.                             950     19,594

RETAIL - SPECIALTY STORES- 4.58%
Fabri-Centers of America - Class A*         8,250    107,250
Fabri-Centers of America - Class B*         7,250     94,250
Fingerhut Companies, Inc.                  18,475    274,816
Hancock Fabrics, Inc.                      10,525     89,463
Tandy Corp.                                 6,625    249,266
                                                   ----------
                                                     815,045
                                                   ----------

RETAIL - VARIETY STORES- 0.09%
Family Dollar Stores, Inc.                    975     16,575

RETAIL - WHOLESALE- 0.10%
Coleman Company, Inc.*                      1,300     17,225
                                                     885,771

SOFTWARE- 0.43%
Electronic Arts, Inc.*                        725     27,188
Founder Hong Kong Ltd.* (Note 7)           18,000      6,984
Informix Corp.*                               425      9,430
Microsoft Corp.*                              100     13,725
Parametric Technology Corp.*                  150      7,331
Symantec Corp.*                             1,175     12,778
                                                   ----------
                                                      77,436
                                                   ----------

TECHNICAL INSTRUMENTS & SUPPLIES- 1.36%

PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.32%
Eastman Kodak Co.                           2,950    235,261

SURGICAL & MEDICAL INSTRUMENTS - 0.04%
Allied Healthcare Products, Inc.*           1,100      7,424
                                                     242,685

TOTAL COMMON STOCK
     (Identified Cost $3,403,092)                  3,576,898



The accompanying notes are an integral part of the financial statements.





INVESTMENT PORTFOLIO - OCTOBER 31, 1996
                                              PRINCIPAL      VALUE
                                                AMOUNT      (NOTE 2)


U.S. TREASURY SECURITIES - 65.42%

U.S. TREASURY BONDS - 19.75%
     U.S. Treasury Bond, 7.25%,  5/15/2016    $   45,000  $    47,475
     U.S. Treasury Bond, 7.25%,  8/15/2022       555,000      587,259
     U.S. Treasury Bond, 7.50%,  11/15/2024    2,625,000    2,880,116
                                                          ------------
     TOTAL U.S. TREASURY BONDS                              3,514,850
                                                          ------------
     (Identified Cost $3,361,358)

U.S. TREASURY NOTES - 45.67%
     U.S. Treasury Note, 5.875%,  4/30/1998    3,640,000    3,651,375
     U.S. Treasury Note, 5.125%, 12/31/1998      595,000      586,819
     U.S. Treasury Note, 6.875%, 8/31/1999       450,000      461,162
     U.S. Treasury Note, 7.75%, 12/31/1999        20,000       21,013
     U.S. Treasury Note, 6.625%,  7/31/2001    3,335,000    3,406,259
                                                          ------------
     TOTAL U.S. TREASURY NOTES
     (Identified Cost $8,067,272)                           8,126,628
                                                          ------------


TOTAL U.S. TREASURY SECURITIES
     (Identified Cost $11,428,630)                         11,641,478


U.S. GOVERNMENT AGENCIES - 0.76%

    MORTGAGE BACKED SECURITIES
     GNMA POOL#174225, 9.50%, 8/15/2016            5,293        5,709
     GNMA POOL#286310, 9.00%, 2/15/2020           42,520       44,939
     GNMA POOL#385753, 9.00%, 7/15/2024           80,601       85,186
                                                          ------------

TOTAL U.S. GOVERNMENT AGENCIES
     (Identified Cost $134,042 )                              135,834



The accompanying notes are an integral part of the financial statements.






INVESTMENT PORTFOLIO - OCTOBER 31, 1996
                                                   Principal Amount/      Value
                                                         Shares          (NOTE 2)


SHORT-TERM INVESTMENTS - 4.16%
     U.S. Treasury Bill, 11/29/1996                $        1,600,000  $ 1,594,008
     Dreyfus U.S. Treasury Money Market Reserves              739,029      739,029

TOTAL SHORT-TERM INVESTMENTS
     (Identified Cost $2,333,037)                                        2,333,037
                                                                       ------------

TOTAL INVESTMENTS - 99.40%
     (Identified Cost $17,298,801)                                      17,687,247
                                                                       ------------

OTHER ASSETS, LESS LIABILITIES - 0.60%                                     106,261

NET ASSETS - 100%                                                      $17,793,508
                                                                       ------------



*Non-income producing security.






FEDERAL TAX INFORMATION:

At October 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $17,305,735 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                                           $ 553,706

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                                          (172,194)

UNREALIZED APPRECIATION - NET                                                      $ 381,512



The accompanying notes are an integral part of the financial statements.







Statement of Assets and Liabilities
OCTOBER 31, 1996


ASSETS:

Investments, at value (Identified Cost $17,298,801)(Note 2)  $17,687,247
Interest receivable                                              174,470
Dividends receivable                                                 739

TOTAL ASSETS                                                  17,862,456


LIABILITIES:

Accrued management fees (Note 3)                                  18,484
Accrued Directors' fees (Note 3)                                   1,648
Transfer agent fees payable (Note 3)                                 345
Payable for fund shares redeemed                                  35,728
Audit fee payable                                                 10,750
Other payables and accrued expenses                                1,993

TOTAL LIABILITIES                                                 68,948

NET ASSETS FOR 1,588,453 SHARES OUTSTANDING                  $17,793,508


NET ASSETS CONSIST OF:

Capital stock                                                $    15,885
Additional paid-in-capital                                    16,776,541
Undistributed net investment income                              319,657
Accumulated net realized gain on investments                     292,979
Net unrealized appreciation on investments                       388,446

TOTAL NET ASSETS                                             $17,793,508

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($17,793,508/1,588,453 shares)                               $     11.20



The accompanying notes are an integral part of the financial statements.
                                      9






Statement of Operations

                                                           For the Ten     For the
                                                             Months         Year
                                                              Ended         Ended
                                                            10/31/96      12/31/95

INVESTMENT INCOME:

Interest                                                  $    555,989   $  294,411
Dividends                                                       41,029       44,454

Total Investment Income                                        597,018      338,865


EXPENSES:

Management fees (Note 3)                                       121,924       69,950
Directors' fees (Note 3)                                         5,071        6,875
Transfer agent fees (Note 3)                                     2,926        1,679
Audit fee                                                       12,450       14,625
Custodian fee                                                    6,540        7,480
Registration & filing fees                                       7,497        6,384
Miscellaneous                                                    3,561          354

Total Expenses                                                 159,969      107,347

Less Waiver of Expenses (Note 3)                               (13,439)     (23,407)

Net Expenses                                                   146,530       83,940

NET INVESTMENT INCOME                                          450,488      254,925


REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:

Net realized gain on investments (identified cost basis)       299,745      608,702
Net change in unrealized appreciation on investments           105,808      341,625

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                                              405,553      950,327

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $    856,041   $1,205,252




The accompanying notes are an integral part of the financial statements.





Statement of Changes in Net Assets
                                                         For the Ten     For the  Year    For the Year
                                                         Months Ended        Ended           Ended
                                                           10/31/96        12/31/95         12/31/94
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $     450,488   $      254,925   $      88,876
Net realized gain on investments                              299,745          608,702          18,293
Net change in unrealized appreciation on investments          105,808          341,625         (59,823)

Net increase in net assets from operations                    856,041        1,205,252          47,346


DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                   (130,831)        (254,925)        (88,431)
In excess of net investment income                                  -           (3,886)              -
From net realized gain on investments                         (39,818)        (564,923)        (18,074)
In excess of net realized gain                                      -                -          (3,332)

Total distributions to shareholders                          (170,649)        (823,734)       (109,837)


CAPITAL STOCK ISSUED AND REDEEMED:

Net increase in net assets from capital share
   transactions (Note 5)                                    7,589,621        4,617,621       4,106,508


Net increase in net assets                                  8,275,013        4,999,139       4,044,017


NET ASSETS:

Beginning of period                                         9,518,495        4,519,356         475,339

End of period (including undistributed net investment
   income of $319,657, $0, and $665 respectively)       $  17,793,508   $    9,518,495   $   4,519,356




The accompanying notes are an integral part of the financial statements.



Financial Highlights
                                                                                                               For the Period
                                                                                                                   9/15/93
                                                              For the Ten     For the  Year    For the Year      (commencement
                                                             Months Ended        Ended           Ended        of operations) to
                                                               10/31/96        12/31/95         12/31/94          12/31/93

Per share data (for a share outstanding throughout each period):

NET ASSET VALUE - BEGINNING  OF PERIOD                     $       10.72   $         9.72   $       10.05   $            10.00

Income from investment operations:
   Net investment income                                           0.293            0.342           0.200                0.045
   Net realized and unrealized gain (loss)
      on investments                                               0.307            1.698          (0.280)               0.045

Total from investment operations                                   0.600            2.040          (0.080)               0.090

Less distributions to shareholders:
   From net investment income                                     (0.092)          (0.342)         (0.203)              (0.040)
   In excess of net investment income                                  -           (0.005)              -                    -
   From net realized gain on investments                          (0.028)          (0.693)         (0.040)                   -
   In excess of net realized gain                                      -                -          (0.007)                   -

Total distributions to shareholders                                (0.120)          (1.040)         (0.250)              (0.040)

NET ASSET VALUE - END OF PERIOD                             $       11.20   $        10.72   $        9.72   $            10.05

Total return1                                                        5.64%           21.08%         (0.80%)                0.93%

Ratios (to average net assets) / Supplemental Data:
    Expenses                                                     1.20%2**          1.20%**          1.20%*              1.20%2*
    Net investment income                                        3.69%2**          3.64%**          3.40%*              2.47%2*

Portfolio turnover                                                    85%              72%             45%                   1%

Average commission rate paid                               $      0.0515   $       0.0689               -                    -

NET ASSETS - END OF PERIOD (000'S OMITTED)                 $      17,794   $        9,518   $       4,519   $              475

*The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.   If these
expenses had been incurred by the Fund, expenses would have been limited to that allowed by state securities law.

** The investment advisor waived a portion of its management fee.

If the full expenses had been incurred by the Fund in either instance above, the net investment income per share and the ratios would be as follows:

Net investment income                                      $       0.284   $        0.311   $       0.124   $            0.021
Ratios (to average net assets):
   Expenses                                                       1.31%2             1.53%           2.50%              2.50%2
   Net investment income                                          3.58%2             3.31%           2.10%              1.17%2

1 Represents aggregate total return for the period indicated
2 Annualized



The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements


1.     ORGANIZATION
        Blended Asset Series I (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

         The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1996, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Blended Asset Series I
 Class K Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES
     SECURITY VALUATION
          Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

          Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

      Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
        Security transactions are accounted for on the date the securities are
  purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
 Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

Notes to Financial Statements

     FEDERAL INCOME TAXES
          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code.
  Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS
          Distributions to shareholders of net investment income are made semi-annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments, or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

          The Fund hereby designates $19,854 as capital gain dividends for the period ended October 31, 1996.

     FOREIGN CURRENCY TRANSLATION
          The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Notes to Financial Statements

     FOREIGN CURRENCY TRANSLATION (continued)
          Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately stated.

     OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.


3.     TRANSACTIONS WITH AFFILIATES
          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1.0% of the Fund's average daily net assets. The fee amounted to $121,924 for the ten months ended October 31, 1996 and $69,950 for the year ended December 31, 1995.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor waived fees of $13,439 for the ten months ended October 31, 1996 and $23,407 for the year ended December 31, 1995, which are reflected as a reduction of expenses on the Statement of Operations.  The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $2,926 for the ten months ended October
 31, 1996 and $1,679 for the year ended December 31, 1995.
                                        15

     Notes to Financial Statements

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $5,071 for the ten months ended October 31, 1996 and $6,875 for the year ended December 31,
 1995.

4.     PURCHASES AND SALES OF SECURITIES
     Purchases and sales of securities, other than short-term securities, were $17,340,767 and $11,470,757, respectively, for the ten months ended October
 31, 1996.

5.     CAPITAL STOCK TRANSACTIONS
         Transactions in shares of Blended Asset Series I Class K Common Stock were:




              For the Ten                 For the Year                For the Year
             Months Ended                     Ended                       Ended
               10/31/96                     12/31/95                    12/31/94
                Shares         Amount        Shares        Amount        Shares        Amount


Sold              940,658   $10,210,779        406,586   $4,437,737        481,619   $4,726,025
Reinvested         15,624       169,059         75,731      811,707         11,251      109,832
Repurchased      (255,975)   (2,790,217)       (58,913)    (631,823)       (75,443)    (729,349)
Total             700,307   $ 7,589,621        423,404   $4,617,621        417,427   $4,106,508



     6.  FINANCIAL INSTRUMENTS
       The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1996.

     Notes to Financial Statements

     7.  FOREIGN SECURITIES
          Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the United States government. These risks include revaluation of currencies and potential adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the United States government.

     8.  CHANGE IN FISCAL YEAR END
          Effective January 1, 1996, the Fund changed its fiscal year end from December 31 to October 31.

     Independent Auditors' Report

     TO THE DIRECTORS OF MANNING & NAPIER FUND, INC.
     AND SHAREHOLDERS OF BLENDED ASSET SERIES I:

         We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Blended Asset Series I (one of the series constituting Manning & Napier Fund, Inc.) as of October 31, 1996, the related statement of operations for the ten months then ended and the year ended December 31, 1995, the statement of changes in net assets for the ten months ended October 31, 1996 and the years ended December 31, 1995 and 1994, and the financial highlights for each of the periods indicated in the financial highlights table herein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Blended Asset Series I at October 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

     DELOITTE & TOUCHE LLP

     Boston, Massachusetts
     November 19, 1996

                         Manning & Napier Fund, Inc.

                           Blended Asset Series II

                                Annual Report
                               October 31, 1996

     Management Discussion and Analysis

     Dear Shareholders:

          Since we last reported to you six months ago, the markets have again exhibited the upward and downward swings akin to the later stages of economic and market cycles. Midway through this period we saw the Dow Jones Industrial Average take a considerable dive, only to end this semi-annual reporting cycle above the record-breaking 6000 mark. Likewise, the 30-year U.S. Treasury yield rose to over 7% during this period, but bonds recovered nicely by the end of October. However, as we have anticipated thus far, economic growth has remained moderate and inflation has remained in check, allowing us to take advantage of the buying opportunities that present themselves.

     These gyrations were caused by overreaction to short-term economic data. Much as happened in March of this year, the news again raised fears of higher inflation and sent the Dow Jones Industrial Average plunging down 115 points on July 5th in what was only a half-day of trading due to the holiday. Bonds followed suit with the yield on the 30-year U.S. Treasury surging 25
basis-points.    Many  were  left wondering whether the Federal Reserve Board would raise the Fed Funds rate. However, additional evidence throughout the summer that inflation and economic growth are under control led the Fed to again leave rates unchanged when they met during the last week of September.

      As we continue to adhere to our long-term overview for low inflation and lower interest rates, the July 5th correction created a buying opportunity in which we were able to lengthen the maturity of the bonds in the portfolio and move into equity sectors where valuations proved attractive. We boosted our exposure to the technology sector, which was the hardest hit by the July decline, and semiconductor stocks wound up posting the largest gains of any sector during the third quarter of this year. The stock portion of the portfolio has continued emphasis in small ticket consumer stocks which we believe have been branded with the same iron as more cyclical consumer stocks, thus creating a buying opportunity. In addition, we have increased our exposure to the health care sector as valuations in that area have proved attractive as well.

                                      1
     <page



     Management Discussion and Analysis (continued)

      At a time when market valuations in general are high and the bull market is aging, it is important to be discriminating about the levels of risk acceptable in funds with different tolerances for volatility. While this Series has asset allocation discretion, it is designed to place greater emphasis on growth than on dampening volatility. As a result, even though high market valuations bring the threat of cyclical volatility, the series remains fairly heavily invested because, a) we are able to find individual securities at more attractive valuations than the market as a whole, and b) looking past the immediate cycle, we see long-term positive trends that should help the market. As we continue to move through this mature bull market, we will hold fast to our disciplines of attempting to identify stocks of companies with strong strategic positioning in their industry at attractive valuations versus long-term U.S. Treasury bonds.

          We wish you and yours all the best during this holiday season.

     Sincerely,


     Manning & Napier Advisors, Inc.

     [GRAPHIC]
     [Pie Chart]

     Asset Allocation - As of 10/31/96

     Stocks - 50%
     Bonds - 38%
     Cash & Equivalents - 12%

     Performance Update as of October 31, 1996

        The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Blended Asset Series II from its inception (10/12/93) to present (10/31/96) as compared to the Lehman Brothers Intermediate Bond Index and a Balanced Index. 1





Manning & Napier Fund, Inc. - Blended Asset Series II

                                                                    Total Return
                                                        Growth of
Through                                                  $10,000                   Average
10/31/96                                               Investment    Cumulative     Annual

One Year                                               $    11,589         15.89%    15.89%
Inception 2                                            $    15,078         50.78%    14.38%









Lehman Brothers Intermediate Bond Index

                                                      Total Return
                                          Growth of
Through                                    $10,000                   Average
10/31/96                                 Investment    Cumulative     Annual

One Year                                 $    10,581          5.81%     5.81%
Inception 2                              $    11,639         16.39%     5.09%










Balanced Index

                             Total Return
                 Growth of
Through           $10,000                   Average
10/31/96        Investment    Cumulative     Annual

One Year        $    11,478         14.78%    14.78%
Inception 2     $    13,978         39.78%    11.58%




1 The Lehman Brothers Intermediate Bond Index is a market value weighted measure of approximately 3,425 corporate and government securities. The Index is comprised of investment grade securities with maturities greater than one year but less than ten years. The Balanced Index is 50% Standard & Poor's (S&P) 500 Total Return Index and 50% Lehman Brothers Aggregate Bond Index. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The Lehman Brothers
Aggregate Bond Index is a market value weighted measure of approximately
5,570 corporate, government, and mortgage backed securities. The Index is comprised of investment grade securities with maturities greater than one year. Both Indices' returns assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses.

2 Performance numbers for the Fund and Indices are calculated from October 12, 1993, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

     [GRAPHIC]
     LINE CHART

     Data for Line Chart to follow:





              Manning & Napier          Lehman Brothers       Balanced
          Blended Asset Series II   Intermediate Bond Index     Index

10/12/93  $                 10,000  $                 10,000  $  10,000
12/31/93                     9,982                     9,956     10,056
06/30/94                     9,662                     9,695      9,693
12/31/94                    10,333                     9,764      9,978
06/30/95                    12,621                    10,701     11,550
12/31/95                    13,707                    11,261     12,743
04/30/96                    14,016                    11,127     13,035
10/31/96                    15,078                    11,639     13,978





Investment Portfolio - October 31, 1996

                                                                  VALUE
                                                         SHARES  (NOTE 2)

COMMON STOCK - 49.61%

AIR TRANSPORTATION - 2.33%
     Federal Express Corp.*                               9,550  768,775

APPAREL - 3.02%
     VF Corp.                                            15,200  993,700

CHEMICALS & ALLIED PRODUCTS - 1.21%

     BIOLOGICAL PRODUCTS - 0.24%
     Alliance Pharmaceutical Corp.*                       5,575   78,050

     HOUSEHOLD PRODUCTS - 0.64%
     Procter & Gamble Co.                                 2,125  210,375

     INDUSTRIAL ORGANIC CHEMICALS - 0.33%
     International Specialty Products, Inc.*              7,025   76,397
     Varitronix International Ltd. (Note 7)              18,000   32,824
                                                                 109,221
                                                                 397,646

COMMUNICATIONS - 2.69%
     Stet Societa' Finanziaria Telefonica S.p.A. - ADR   11,475  397,322
     Telefonica de Espana - ADR                           8,125  489,531
                                                                 886,853

COMPUTER EQUIPMENT - 0.27%
     Cisco Systems, Inc.*                                   800   49,500
     Digital Equipment Corp.*                             1,275   37,612
                                                                  87,112

CRUDE PETROLEUM & NATURAL GAS - 1.35%
     YPF Sociedad Anonima - ADR                          19,500  443,625

ELECTROMEDICAL APPARATUS - 1.79%
     Nellcor Puritan Bennett, Inc.*                      30,225  589,388

ELECTRONICS & ELECTRICAL EQUIPMENT - 6.98%

     HOUSEHOLD APPLIANCES - 1.09%
     Sunbeam Corporation, Inc.                           14,600  359,525


     The accompanying notes are an integral part of the financial statements.





Investment Portfolio - October 31, 1996

                                                          VALUE
                                                SHARES   (NOTE 2)

ELECTRONICS & ELECTRICAL EQUIPMENT (CONTINUED)

     SEMICONDUCTOR - 4.21%
     Altera Corp.*                               1,150     71,300
     Intel Corp.                                 7,375    810,328
     Texas Instruments, Inc.                    10,550    507,719
                                                        1,389,347
     TELECOMMUNICATIONS EQUIPMENT - 1.68%
     ADC Telecommunications, Inc.*                 700     47,863
     BroadBand Technologies, Inc.*               3,625     64,797
     DSC Communications Corp.*                   1,400     19,425
     ECI Telecommunications, Ltd.                2,375     47,500
     General Instrument Corp.*                  17,675    355,709
     Northern Telecom Ltd.                         250     16,281
                                                          551,575
                                                        2,300,447

ENGINEERING SERVICES - 0.47%
     Jacobs Engineering Group, Inc.*             7,025    155,428

FABRICATED METAL PRODUCTS - 0.24%
     Keystone International, Inc.                2,175     39,150
     Material Sciences Corp.*                    2,650     40,413
                                                           79,563

FOOD & BEVERAGES - 0.05%
     Canandaigua Wine Co., Inc. - Class A*         750     16,875

GLASS PRODUCTS - 0.09%
     Libbey, Inc.                                1,225     29,400

HEALTH SERVICES - 2.96%
     MedPartners, Inc.*                         43,771    924,662
     RehabCare Group, Inc.*                      2,400     42,900
     U.S. Physical Therapy, Inc.*                  650      6,012
                                                          973,574

HOLDING COMPANIES - 0.03%
     Ek Chor China Motorcycle Co. Ltd.           1,325      7,784

INFORMATION RETRIEVAL SERVICES 0.04%
     America OnLine, Inc.*                         475     12,884


     The accompanying notes are an integral part of the financial statements.





Investment Portfolio - October 31, 1996

                                                         VALUE
                                              SHARES   (NOTE 2)


PAPER MILLS - 2.03%
     Kimberly-Clark Corp.                      7,500  $  699,375

PLASTIC PRODUCTS - 0.05%
     Sun Coast Industries, Inc.*               3,950      15,306


PRIMARY METAL INDUSTRIES - 0.26%
     American Superconductor Corp.*            3,075      38,053
     Gibraltar Steel Corp.*                    1,925      46,681
                                                          84,734

PRINTING & PUBLISHING - 0.07%
     Playboy Enterprises, Inc. - Class A*        825       9,900
     Playboy Enterprises, Inc. - Class B*        900      10,800
                                                          20,700

RESTAURANTS - 3.49%
     McDonald's Corp.                         25,050   1,111,594
     Morton's Restaurant Group, Inc.*          2,525      38,822
                                                       1,150,416

RETAIL - 9.98%

     RETAIL - HOME FURNISHING STORES - 0.14%
     Pier 1 Imports, Inc.                      3,311      46,354

     RETAIL - SHOE STORES - 1.00%
     Brown Group, Inc.                        15,900     327,938

     RETAIL - SPECIALTY STORES - 8.60%
     Fabri-Centers of America - Class A*      16,375     212,875
     Fabri-Centers of America - Class B*      13,925     181,025
     Fingerhut Companies, Inc.                31,600     470,050
     Hancock Fabrics, Inc.                    20,175     171,487
     Home Depot, Inc.                         13,500     739,125
     Office Depot, Inc.*                      13,900     272,788
     Tandy Corp.                              21,000     790,125
                                                       2,837,475

     RETAIL - VARIETY STORES - 0.11%
     Family Dollar Stores, Inc.                2,000      34,000


     The accompanying notes are an integral part of the financial statements.






Investment Portfolio - October 31, 1996

                                                     SHARES/          VALUE
                                                PRINCIPAL AMOUNT     (NOTE 2)

Retail (continued)

     RETAIL - WHOLESALE - 0.13%
     Coleman Company, Inc.*                                 3,200  $    42,400
                                                                     3,288,167

SOFTWARE - 4.85%
     Electronic Arts, Inc.*                                 2,600       97,500
     Founder Hong Kong Ltd.* (Note 7)                      50,000       19,400
     Informix Corp.*                                       13,500      299,531
     Microsoft Corp.*                                         375       51,469
     Oracle Corp.*                                         25,275    1,069,448
     Parametric Technology Corp.*                             625       30,547
     Symantec Corp.*                                        3,050       33,169
                                                                     1,601,064

TECHNICAL INSTRUMENTS & SUPPLIES - 4.16%

     PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 4.10%
     Eastman Kodak Co.                                     16,950    1,351,763

     SURGICAL & MEDICAL INSTRUMENTS - 0.06%
     Allied Healthcare Products, Inc.*                      2,750       18,562
                                                                     1,370,325

UTILITIES - ELECTRIC - 1.20%
     Enersis S.A. - ADR                                    13,500      396,563

TOTAL COMMON STOCK
     (Identified Cost $14,298,086)                                  16,369,704

U.S. TREASURY SECURITIES - 38.27%

     U.S. TREASURY BONDS - 30.60%
     U.S. Treasury Bond, 7.25%,  8/15/2022      $       2,585,000    2,735,253
     U.S. Treasury Bond, 7.50%,  11/15/2024             3,100,000    3,401,280
     U.S. Treasury Bond, 6.875%,  8/15/2025             3,875,000    3,960,975

     TOTAL U.S. TREASURY BONDS
     (Identified Cost $9,721,951)                                   10,097,508



     The accompanying notes are an integral part of the financial statements.





Investment Portfolio - October 31, 1996

                                                     PRINCIPAL        VALUE
                                                   AMOUNT/SHARES     (NOTE 2)


     U.S. TREASURY NOTES - 7.67%
     U.S. Treasury Note, 4.75%, 10/31/1998         $       45,000  $    44,114
     U.S. Treasury Note, 5.125%, 11/30/1998               415,000      409,780
     U.S. Treasury Note, 7.75%, 12/31/1999                 20,000       21,012
     U.S. Treasury Note, 6.25%,  5/31/2000              2,045,000    2,058,419

     TOTAL U.S. TREASURY NOTES
     (Identified Cost $2,519,517)                                    2,533,325

TOTAL U.S. TREASURY SECURITIES
     (Identified Cost $12,241,468)                                  12,630,833

SHORT-TERM INVESTMENTS - 10.73%
     U.S. Treasury Bill, 11/29/1996                     2,500,000    2,490,570
     Dreyfus U.S. Treasury Money Market Reserves        1,048,699    1,048,699

TOTAL SHORT-TERM INVESTMENTS
     (Identified Cost $3,539,269)                                    3,539,269

TOTAL INVESTMENTS - 98.61%
     (Identified Cost $30,078,823)                                  32,539,806

OTHER ASSETS, LESS LIABILITIES - 1.39%                                 458,892

NET ASSETS - 100%                                                  $32,998,698




     *Non-income producing security






FEDERAL TAX INFORMATION:

At October 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $30,093,619 was as follows:

Aggregate gross unrealized appreciation for all investments in
which there was an excess of value over tax cost                                   $2,957,835

Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value                                     (511,648)

UNREALIZED APPRECIATION - NET                                                      $2,446,187





     The accompanying notes are an integral part of the financial statements.

     Statement of Assets and Liabilities







OCTOBER 31, 1996

ASSETS:

Investments, at value (Identified Cost $30,078,823)(Note 2)  $32,539,806
Cash                                                             251,260
Interest receivable                                              266,853
Dividends receivable                                               2,589

TOTAL ASSETS                                                  33,060,508


LIABILITIES:

Accrued management fees (Note 3)                                  39,303
Accrued Directors' fees (Note 3)                                   1,649
Transfer agent fees payable (Note 3)                                 651
Audit fee payable                                                 10,750
Payable for securities purchased                                   3,705
Other payables and accrued expenses                                5,752

TOTAL LIABILITIES                                                 61,810

NET ASSETS FOR 2,529,773 SHARES OUTSTANDING                  $32,998,698


NET ASSETS CONSIST OF:

Capital stock                                                $    25,298
Additional paid-in-capital                                    28,987,158
Undistributed net investment income                              475,782
Accumulated net realized gain on investments                   1,049,477
Net unrealized appreciation on investments                     2,460,983

TOTAL NET ASSETS                                             $32,998,698

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($32,998,698/2,529,773 shares)                               $     13.04




     The accompanying notes are an integral part of the financial statements.

     Statement of Operations








                                                           For the Ten Months     For the Year
                                                             Ended 10/31/96      Ended 12/31/95
INVESTMENT INCOME:

Interest                                                  $           711,893   $       376,523
Dividends                                                             126,421           115,733

Total Investment Income                                               838,314           492,256


EXPENSES:

Management fees (Note 3)                                              225,830           131,695
Directors' fees (Note 3)                                                5,071             7,297
Transfer agent fees (Note 3)                                            5,420             3,161
Audit fee                                                              12,450            14,725
Registration & filing fees                                              9,026             7,461
Custodian fee                                                           9,000             9,600
Miscellaneous                                                           8,152             1,763

Total Expenses                                                        274,949           175,702

Less Waiver of Expenses (Note 3)                                       (3,528)          (17,669)

Net Expenses                                                          271,421           158,033

NET INVESTMENT INCOME                                                 566,893           334,223


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments (identified cost basis)            1,053,546         1,934,431
Net change in unrealized appreciation on investments                1,209,793         1,107,105

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                     2,263,339         3,041,536

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $         2,830,232   $     3,375,759



     The accompanying notes are an integral part of the financial statements.

     Statement of Changes in Net Assets









                                                              For the         For the       For the
                                                             Ten Months      Year Ended    Year Ended
                                                           Ended 10/31/96     12/31/95      12/31/94

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                     $       566,893   $   334,223   $    79,300
Net realized gain on investments                                1,053,546     1,934,431        82,328
Net change in unrealized appreciation on investments            1,209,793     1,107,105       144,417

Net increase in net assets from operations                      2,830,232     3,375,759       306,045


DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                        (92,412)     (330,774)      (78,792)
From net realized gain on investments                            (138,618)   (1,817,057)      (64,338)

Total distributions to shareholders                              (231,030)   (2,147,831)     (143,130)


CAPITAL STOCK ISSUED AND REDEEMED:

Net increase in net assets from capital share
   transactions (Note 5)                                        9,880,561    12,077,417     6,575,676


Net increase in net assets                                     12,479,763    13,305,345     6,738,591


NET ASSETS:

Beginning of period                                            20,518,935     7,213,590       474,999

End of period (including undistributed net investment
   income of $475,782, $1,301, and $1,098  respectively)  $    32,998,698   $20,518,935   $ 7,213,590



     The accompanying notes are an integral part of the financial statements.

     Financial Highlights







                                                            For the
                                                              Ten       For the
                                                             Months       Year
                                                             Ended       Ended
                                                            10/31/96    12/31/95

Per share data (for a share outstanding throughout each period):

NET ASSET VALUE - BEGINNING OF PERIOD                     $   11.95   $   10.12

Income from investment operations:
   Net investment income                                      0.227       0.238
   Net realized and unrealized gain (loss)
      on investments                                          0.963       3.052

Total from investment operations                              1.190       3.290

Less distributions to shareholders:
   From net investment income                                (0.040)     (0.237)
   From net realized gain on investments                     (0.060)     (1.223)

Total distributions to shareholders                          (0.100)     (1.460)

NET ASSET VALUE - END OF PERIOD                           $   13.04   $   11.95

Total return1                                                 10.01%      32.64%

Ratios (to average net assets) / Supplemental Data:
    Expenses                                               1.20%2**     1.20%**
    Net investment income                                  2.51%2**     2.53%**

Portfolio turnover                                               57%         63%

Average commission rate paid                              $  0.0524   $  0.0635

NET ASSETS - END OF PERIOD (000'S OMITTED)                $  32,999   $  20,519

* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.  If these expenses had been incurred by the Fund for the period ended December 31,
1993, expenses would have been limited to that allowed by state securities law.

** The investment advisor waived a portion of its management fee.

If the full expenses had been incurred by the Fund in either instance above, the net investment income per share and the ratios would have been as follows:

Net investment income                                     $   0.225   $   0.226
Ratios (to average net assets):
   Expenses                                                  1.22%2        1.33%
   Net investment income                                     2.49%2        2.40%

1  Represents aggregate total return for the period indicated
2  Annualized





                                                                        For the Period
                                                           For the         10/12/93
                                                             Year        (commencement
                                                            Ended      of operations) to
                                                           12/31/94        12/31/93

Per share data (for a share outstanding throughout each period):

NET ASSET VALUE - BEGINNING OF PERIOD                     $    9.98   $            10.00

Income from investment operations:
   Net investment income                                      0.108                0.014
   Net realized and unrealized gain (loss)
      on investments                                          0.243               (0.032)

Total from investment operations                              0.351               (0.018)

Less distributions to shareholders:
   From net investment income                                (0.119)              (0.002)
   From net realized gain on investments                     (0.092)                   -

Total distributions to shareholders                          (0.211)              (0.002)

NET ASSET VALUE - END OF PERIOD                           $   10.12   $             9.98

Total return1                                                  3.52%              (0.18%)

Ratios (to average net assets) / Supplemental Data:
    Expenses                                                 1.20%*              1.20%2*
    Net investment income                                    2.12%*              1.94%2*

Portfolio turnover                                               19%                   0%

Average commission rate paid                                      -                    -

NET ASSETS - END OF PERIOD (000'S OMITTED)                $   7,214   $              475

* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.  If these expenses had been incurred by the Fund for the period ended December 31,
1993, expenses would have been limited to that allowed by state securities law.

** The investment advisor waived a portion of its management fee.

If the full expenses had been incurred by the Fund in either instance above, the net investment income per share and the ratios would have been as follows:

Net investment income                                     $   0.051   $            0.005
Ratios (to average net assets):
   Expenses                                                    2.31%              2.50%2
   Net investment income                                       1.01%              0.64%2

1  Represents aggregate total return for the period indicated
2  Annualized


     The accompanying notes are an integral part of the financial statements.

     Notes to Financial Statements

     1.  ORGANIZATION
       Blended Asset Series II (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

         The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1996, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Blended Asset Series II Class L Common Stock.

     2.     SIGNIFICANT ACCOUNTING POLICIES
     SECURITY VALUATION
          Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

          Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

      Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

          SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
        Security transactions are accounted for on the date the securities are
purchased  or  sold.    Dividend  income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES
          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal

     Notes to Financial Statements

     FEDERAL INCOME TAXES (CONTINUED)
      income tax or excise tax has been made in the financial statements.

     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS
          Distributions to shareholders of net investment income are made semi-annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments, or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

         The Fund hereby designated $94,722 as capital gains dividends for the period ended October 31, 1996.

     OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reorted amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


     FOREIGN CURRENCY TRANSLATION
          The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

     Notes to Financial Statements

     FOREIGN CURRENCY TRANSLATION (CONTINUED)

          Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately stated.

     3.     TRANSACTIONS WITH AFFILIATES
          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1.0% of the Fund's average daily net assets. The fee amounted to $225,830 for the ten months ended October 31, 1996 and $131,695 for the year ended December 31, 1995.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 1.20% of average daily net assets each year.
Accordingly, the Advisor waived fees of $3,528 for the ten months ended October 31, 1996 and $17,669 for the year ended December 31, 1995, which are reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $5,420 for the ten months ended October 31, 1996 and $3,161 for the year ended December 31, 1995.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $5,071 for the ten months ended October 31, 1996 and $7,297 for the year ended December 31, 1995.

     Notes to Financial Statements

     4.     PURCHASES AND SALES OF SECURITIES
     Purchases and sales of securities, other than short-term securities, were $22,106,807 and $14,391,013, respectively, for the ten months ended October 31, 1996.

     5.     CAPITAL STOCK TRANSACTIONS
              Transactions in shares of Blended Asset Series II Class L Common Stock were:




              For the Ten                 For the Year                 For the Year
             Months Ended                     Ended                        Ended
               10/31/96                     12/31/95                     12/31/94

             Shares         Amount        Shares         Amount        Shares         Amount
             -------------  ------------  -------------  ------------  -------------  ----------
Sold            1,030,732   $12,602,396        891,550   $10,731,657        661,133   $6,534,790
Reinvested         18,786       230,877        180,298     2,145,684         14,156      143,210
Repurchased      (237,451)   (2,952,712)       (66,963)     (799,924)       (10,085)    (102,324)
Total             812,067   $ 9,880,561      1,004,885   $12,077,417        665,204   $6,575,676



     6.     FINANCIAL INSTRUMENTS
       The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1996.

     7.     FOREIGN SECURITIES
          Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the United States government. These risks include revaluation of currencies and potential adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the United States government.

     8.     CHANGE IN FISCAL YEAR END
          Effective January 1, 1996, the Fund changed its fiscal year end from December 31 to October 31.

     Independent Auditors' Report

     TO THE DIRECTORS OF MANNING & NAPIER FUND, INC.
     AND SHAREHOLDERS OF BLENDED ASSET SERIES II:

         We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Blended Asset Series II (one of the series constituting Manning & Napier Fund, Inc.) as of October 31, 1996, the related statement of operations for the ten months then ended and the year ended December 31, 1995, the statement of changes in net assets for the ten months ended October 31, 1996 and the years ended December 31, 1995 and 1994, and the financial highlights for each of the periods indicated in the financial highlights table herein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Blended Asset Series II at October 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

     DELOITTE & TOUCHE LLP

     Boston, Massachusetts
     November 19, 1996

                         Manning & Napier Fund, Inc.

                           Flexible Yield Series I

                                Annual Report
                               October 31, 1996

     Management Discussion and Analysis

          Dear Shareholders:

          During 1996, we have experienced what Manning & Napier feels to be a
temporary  setback  in  the  bond  market.    Short-term  factors,  including
speculation in the bond market, inflation fears, and political uncertainty have led to a difficult year in the bond market. Especially when contrasted with the extraordinary returns earned by bonds and bond funds in 1995, the luster appears to have worn off the bond market. Our experience, however, teaches us that short-term situations such as this provide opportunities to position the portfolio to benefit from the long-term trends which are the most important determinants of returns in the bond market.

     At the end of 1995, the bond market looked about as good as it could get. Economic growth was slowing, some were even calling for a recession later in
1996, and inflation worries were non_existent. These factors pushed long_term interest rates down through the 6% level, and they finished 1995 at 5.95%.

     The tide began to turn rather quickly right at the start of 1996. One of the reasons why the market rallied so strongly during the second half of 1995 can be traced to speculative investments in U.S. Treasury securities. Speculators were borrowing Japanese yen at extraordinarily low Japanese short_term interest rates (0.3% to 0.5%), converting the yen into U.S. dollars, and investing the proceeds in U.S. Treasury securities. As long as Japanese short rates were expected to stay low or the yen was expected to slip versus the U.S. dollar, this trade worked quite well. Unfortunately, once the tide began to turn (i.e. people thought Japanese short-term interest rates might rise), the selling it created snowballed due to the leverage inherent in the trade. That happened during the early part of 1996, and short to intermediate interest rates rose rather quickly.

     As spring started to roll in, the bond market was shocked by the February employment report issued by the Bureau of Labor Statistics. The number of new jobs created during the month of February was an eye_popping 705,000 at the time of the first release. Subsequent releases revised the number modestly lower, but those same releases reported job gains that were much stronger than what had been the case in 1995. The probability of a recession became remote, and fears of inflation began to surface once again. Strong consumer expenditures  during  the  first  half  of 1996, solid capital spending, and a surprisingly resilient housing sector simply added to the markets concerns, driving long_term interest rates close to 7.25%. As the summer ended, concerns seem to be somewhat assuaged, but rates remained stubbornly close to 7%.

      It is important to note, however, that throughout all of this, inflation itself remained very much in check. The most common measures, the Producer Price Index (PPI) and the Consumer Price Index (CPI), both remained at or below 3.0% on a year-over-year basis throughout 1996. An even more accurate measure of inflation, the GDP deflator, remained closer to 2.0%. That means real interest rates (nominal rates less the rate of inflation) exceeded 4%_5%, depending upon which measure of inflation was used.

       In the near_term, no one likes to see rising interest rates, but if one expects inflation to remain under control over the longer_term, rising interest rates can create compelling fixed income buying opportunities. In the fixed income markets, 1996 has been a stern test, but in the long run, only those who acted during these difficult times will be positioned to benefit from the long-term trends of moderate growth and low inflation.

          As everyone is quite aware, 1996 is an election year, and the market reacted to the uncertainty of the countrys political future. The political posturing started at the end of last year when the Republican Congress and the Democratic White House shut down the government and threatened to default on U.S. Treasury securities. It veered off to the right with the rise and fall of Steve Forbes and his call for a flat income tax. It focused on the Republican primaries in the spring with Bob Dole being the ultimate winner. And it has continued throughout the election season as the incumbent, President Clinton, maintained a double digit lead in the polls.

     In the short_term, elections do introduce volatility in the marketplace. This year saw a marked acceleration in the growth rate of government expenditures, which comprise about 20% of this country's GDP. This was a big contributor to the acceleration in overall economic growth during the first half of 1996, and that acceleration contributed to this years increase in interest rates.

         Elections also introduce uncertainty. Who will win the election? Who will control the House? The Senate? What issues will galvanize the public? Financial markets, as a general rule, do not like uncertainty and this year was no exception. Given the sizable lead the President held in the polls throughout the campaign, the biggest uncertainty seemed to relate to which party would control the Congress. Historically, the financial markets seem to prefer split control -- one party in control of one branch of the government and the other in control of another.

          In the long run, however, the election results may not be of major importance. With the growth of the global financial markets and the influence they wield on a country's interest and exchange rates, who is in the White House or who controls Congress becomes less significant. The financial markets are in effect pulling all parties to the right, specifically toward fiscally sound policies. Witness what has occurred with a Democrat in the White House over the last four years. The budget deficit has shrunk from $300 billion to just over $100 billion, the debate has shifted away from where government moneys should be spent to what spending cuts should be made, and the two parties debated whether the budget should be balanced in seven years or in ten. Beyond that, we had a presidential campaign in which the Republican challenger was calling for a tax cut and the Democratic incumbent attacked it for being budgetarily imprudent. The new reality is that the only poll that really seems to matter is the one being taken in the global financial markets; sound policies are rewarded, unsound policies are not.

       All the factors that have influenced the bond market over the past year have the effect of diverting attention from the larger trends, but the larger trends are of the most importance in determining investment success over the long- term. At Manning & Napier, we view the big picture items as the most important. The growth in international trade, the subsequent increase in international competition, the need for policy makers, producers, and consumers to adjust to this new economic reality, and the impact their actions have had on the economy, inflation, and interest rates are what drives our fixed income process. These are long_term, secular influences that have brought down interest rates, have capped inflation expectations, and have allowed longer_term, non_callable securities to provide strong investment returns.

          As in previous years, we have positioned the Series portfolio in accordance with our overview. Within the framework of the maturity guidelines set down for the Series, Manning & Napier weighted the portfolio toward the longer end of the maturity spectrum. During the first half of 1996 when interest rates were rising, that weighting was amplified. An emphasis was also placed on non_callable securities. Corporate bonds were unaffected by the overview. The sector was avoided, however, because the credit spreads associated with corporate bonds were so narrow relative to U.S. Treasury securities that Manning & Napier felt that investors were not being paid for the credit risk inherent in investments in corporate bonds.

     While 1996 has been a difficult year for the bond market, it is important to realize that the causes of the difficulty were essentially shorter_term in nature. Speculative excesses, a cyclical growth scare and the associated inflation worries, and the uncertainty associated with an election all combined to push interest rates higher. It is also worthwhile noting that the shorter_term problems that plagued 1996 are needed to create the quality longer_term investment opportunities that will benefit the Series going forward. In addition, the uncertainties that the election introduced are becoming even more short-lived given the growing importance of the financial markets. Beyond all of this, Manning & Napier believes that the adherence to a long_term investment overview and investment process is what separates the good funds from the bad ones.

     We wish you and yours all the best during this holiday season.

     Sincerely,

     MANNING & NAPIER ADVISORS, INC.



     [GRAPHIC]
     [PIE CHART]

     Effective Maturity - As of 10/31/96

     1 - 2 Years - 13%
     2 - 3 Years - 21%
     3 - 4 Years - 39%
     More than 4 Years - 27%

     Performance Update as of October 31, 1996

        The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Flexible Yield Series I from its inception (2/15/94) to present (10/31/96) as compared to the Merrill Lynch U.S. Treasury Short-Term Index. 1






Manning & Napier Fund, Inc. - Flexible Yield Series I

                                                                    Total Return
                                                        Growth of
Through                                                  $10,000                   Average
10/31/96                                               Investment    Cumulative     Annual

One Year                                               $    10,504          5.04%     5.04%
Inception 2                                            $    11,337         13.37%     4.74%








Merrill Lynch U.S. Treasury Short-Term Index

                                                           Total Return
                                               Growth of
Through                                         $10,000                   Average
10/31/96                                      Investment    Cumulative     Annual

One Year                                      $    10,591          5.91%     5.91%
Inception 2                                   $    11,598         15.98%     5.62%




1 The Merrill Lynch U.S. Treasury Short-Term Index is a market value weighted measure of approximately 59 U.S. Treasury Securities. The Index is comprised of U.S. Treasury securities with maturities greater than one year but less than three years. The Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance are calculated from February 15, 1994, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

     [GRAPHIC]
     LINE CHART

     Data for Line Chart to follow:








              Manning & Napier      Merrill Lynch U.S. Treasury
          Flexible Yield Series I         Short-Term Index

02/15/94  $                 10,000  $                     10,000
06/30/94                     9,860                         9,931
12/31/94                     9,924                        10,030
06/30/95                    10,573                        10,699
12/31/95                    10,995                        11,133
04/30/96                    10,931                        11,179
10/31/96                    11,337                        11,598

     Investment Portfolio - October 31, 1996





                                                PRINCIPAL       VALUE
                                              AMOUNT/SHARES   (NOTE 2)

U.S. TREASURY NOTES - 95.18%

U.S. Treasury Note, 4.75%, 2/15/1997          $       14,000  $ 13,970
U.S. Treasury Note, 6.50%, 4/30/1997                  45,000    45,244
U.S. Treasury Note, 5.125%, 2/28/1998                 40,000    39,730
U.S. Treasury Note, 6.125%, 5/15/1998                 60,000    60,387
U.S. Treasury Note, 6.50%, 4/30/1999                  95,000    96,432
U.S. Treasury Note, 6.75%, 4/30/2000                  85,000    86,939
U.S. Treasury Note, 6.375%, 3/31/2001                125,000   126,445


TOTAL U.S. TREASURY NOTES
(Identified Cost $465,566 )                                    469,147


SHORT-TERM INVESTMENTS - 4.57%
Dreyfus U.S. Treasury Money Market Reserves
(Identified Cost $22,514 )                            22,514    22,514


TOTAL INVESTMENTS - 99.75%
(Identified Cost $488,080 )                                    491,661

OTHER ASSETS, LESS LIABILITIES - 0.25%                           1,236

NET ASSETS - 100%                                             $492,897







FEDERAL TAX INFORMATION:

At October 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $488,374 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there was an excess of value over tax cost                                         $3,287

Aggregate gross unrealized depreciation for all investments in which
there was an excess of tax cost over value                                              0

UNREALIZED APPRECIATION - NET                                                      $3,287



     The accompanying notes are an integral part of the financial statements.





Statement of Assets and Liabilities

OCTOBER 31, 1996

ASSETS:

Investments, at value (Identified Cost $488,080)(Note 2)  $491,661
Interest receivable                                          2,910
Receivable from investment advisor (Note 3)                 16,323

TOTAL ASSETS                                               510,894


LIABILITIES:

Accrued Directors' fees (Note 3)                             5,071
Audit fee payable                                            7,750
Other payables and accrued expenses                          5,176

TOTAL LIABILITIES                                           17,997

NET ASSETS FOR 47,974 SHARES OUTSTANDING                  $492,897


NET ASSETS CONSIST OF:

Capital stock                                             $    480
Additional paid-in-capital                                 481,108
Undistributed net investment income                          5,336
Accumulated net realized gain on investments                 2,392
Net unrealized appreciation on investments                   3,581

TOTAL NET ASSETS                                          $492,897

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($492,897 / 47,974 shares)                                $  10.27


     The accompanying notes are an integral part of the financial statements.

     Statement of Operations






                                                           For the Ten Months     For the Year
                                                             Ended 10/31/96      Ended 12/31/95
INVESTMENT INCOME:

Interest                                                  $            17,994   $        19,872


EXPENSES:

Management fee (Note 3)                                                 1,057             1,221
Directors' fees (Note 3)                                                5,071             6,791
Transfer agent fees (Note 3)                                               72                84
Audit fee                                                               8,114            10,400
Custodian fee                                                             297               600
Miscellaneous                                                           4,884               608

Total Expenses                                                         19,495            19,704

Less Waiver of Expenses (Note 3)                                      (17,380)          (17,244)

Net Expenses                                                            2,115             2,460

NET INVESTMENT INCOME                                                  15,879            17,412


REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain on investments (identified cost basis)                2,919               321
Net change in unrealized appreciation on investments                   (3,729)           12,825

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                                        (810)           13,146

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $            15,069   $        30,558



     The accompanying notes are an integral part of the financial statements.

     Statement of Changes in Net Assets






                                                                                       For the Period
                                                                                          2/15/94
                                                         For the Ten      For the      (commencement
                                                         Months Ended    Year Ended    of operations)
                                                           10/31/96       12/31/95      to 12/31/94
                                                        --------------  ------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $      15,879   $    17,412   $         5,603
Net realized gain (loss) on investments                         2,919           321              (848)
Net change in unrealized appreciation (depreciation)
     on investments                                            (3,729)       12,825            (5,515)

Net increase (decrease) in net assets from operations          15,069        30,558              (760)


DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                    (10,555)      (17,292)           (5,444)


CAPITAL STOCK ISSUED AND REDEEMED:

Net increase in net assets from capital share
   transactions (Note 5)                                      231,929        12,347           237,045


Net increase in net assets                                    236,443        25,613           230,841


NET ASSETS:

Beginning of period                                           256,454       230,841                 -

End of period (including undistributed net investment
   income of $5,336, $12, and $159 respectively)        $     492,897   $   256,454   $       230,841



     The accompanying notes are an integral part of the financial statements.

     Financial Highlights



                                                                              For the
                                                              For the Ten       Year
                                                              Months Ended     Ended
                                                                10/31/96      12/31/95

Per share data (for a share outstanding throughout each period ):

NET ASSET VALUE - BEGINNING  OF PERIOD                      $       10.26   $    9.69

Income from investment operations:
   Net investment income                                            0.411       0.464
   Net realized and unrealized gain (loss)
      on investments                                               (0.101)      0.566

Total from investment operations                                    0.310       1.030

Less distributions to shareholders:
   From net investment income                                      (0.300)     (0.460)

NET ASSET VALUE - END OF PERIOD                             $       10.27   $   10.26

Total return 1                                                       3.11%      10.79%

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                                      0.70%2        0.70%
    Net investment income*                                         5.25%2        4.99%

Portfolio turnover                                                     36%         60%

NET ASSETS - END OF PERIOD (000'S OMITTED)                  $         493   $     256

* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.  If these expenses had been incurred by the Fund, expenses would have been limited to that allowed by state securities law and the net investment income per share and the ratios would have been as follows:

Net investment income                                       $       0.270   $   0.297

Ratios (to average net assets):
    Expenses                                                       2.50%2        2.50%
    Net investment income                                          3.45%2        3.19%

1 Represents aggregate total return for the period indicated
2 Annualized



                                                                 For the
                                                                 Period
                                                                 2/15/94
                                                              (commencement
                                                             of operations)
                                                               to 12/31/94

Per share data (for a share outstanding throughout each period ):

NET ASSET VALUE - BEGINNING  OF PERIOD                      $        10.00

Income from investment operations:
   Net investment income                                             0.241
   Net realized and unrealized gain (loss)
      on investments                                                (0.317)

Total from investment operations                                    (0.076)

Less distributions to shareholders:
   From net investment income                                       (0.234)

NET ASSET VALUE - END OF PERIOD                             $         9.69

Total return 1                                                      (0.76)%

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                                       0.70%2
    Net investment income*                                          4.41%2

Portfolio turnover                                                      38%

NET ASSETS - END OF PERIOD (000'S OMITTED)                  $          231

* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.  If these expenses had been incurred by the Fund, expenses would have been limited to that allowed by state securities law and the net investment income per share and the ratios would have been as follows:

Net investment income                                       $        0.143

Ratios (to average net assets):
    Expenses                                                        2.50%2
    Net investment income                                           2.61%2

1 Represents aggregate total return for the period indicated
2 Annualized



     The accompanying notes are an integral part of the financial statements.

     Notes to Financial Statements


     1.     ORGANIZATION
          Flexible Yield Series I (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

         The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1996, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Flexible Yield Series I Class M Common Stock.

     2.     SIGNIFICANT ACCOUNTING POLICIES
          SECURITY VALUATION
          Portfolio securities listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

          Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

             Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

          SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
        Security transactions are accounted for on the date the securities are
purchased  or  sold.    Dividend  income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     Notes to Financial Statements
     2.     SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

          FEDERAL INCOME TAXES
          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

          DISTRIBUTION OF INCOME AND GAINS
          Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, character reclassification between net income and net gains, or other required tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

          OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Notes to Financial Statements

     3.     TRANSACTIONS WITH AFFILIATES

          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.35% of the Fund's average daily net assets. The fee amounted to $1,057 for the ten months ended October 31, 1996 and $1,221 for the year ended December 31, 1995.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.70% of average daily net assets each year.
Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $16,323 for the ten months ended October 31, 1996 and $16,023 for the year ended December 31, 1995, which are reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $72 for the ten months ended October 31, 1996 and $84 for the year ended December 31, 1995.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $5,071 for the ten months ended October 31, 1996 and $6,791 for the year ended December 31, 1995.

     Notes to Financial Statements

     4.     PURCHASES AND SALES OF SECURITIES
     Purchases and sales of securities, other than short-term securities, were $330,613 and $132,098, respectively, for the ten months ended October 31, 1996.

     5.  CAPITAL STOCK TRANSACTIONS




Transactions in shares of Flexible Yield Series I Class M Common Stock were:

                                       For the Ten               For the Year
                                      Months Ended                   Ended
                                        10/31/96                   12/31/95
                                      -------------              -------------
                                         Shares        Amount       Shares        Amount
                                      -------------  ----------  -------------  ----------

Sold                                        46,304   $ 468,224         42,563   $ 433,846
Reinvested                                   1,049      10,556          1,658      16,778
Repurchased                                (24,368)   (246,851)       (43,058)   (438,277)
Total                                       22,985   $ 231,929          1,163   $  12,347


Transactions in shares of Flexible Yield Series I Class M Common Stock were:

                                For the Period 2/15/94
                             (commencement of operations)
                                     to 12/31/94
                               Shares              Amount
                             ------------------  ---------

Sold                                    31,143   $309,689
Reinvested                                 562      5,444
Repurchased                             (7,879)   (78,088)
Total                                   23,826   $237,045



The Advisor owned 4,042 shares on October 31, 1996, 3,924 on December 31, 1995 and 3,750 shares on December 31, 1994.

6.     FINANCIAL INSTRUMENTS
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1996.


7.  CHANGE IN FISCAL YEAR END
Effective January 1, 1996, the Fund changed its fiscal year end from December 31 to October 31.

     Independent Auditors' Report

          TO THE DIRECTORS OF MANNING & NAPIER FUND, INC.
          AND SHAREHOLDERS OF FLEXIBLE YIELD SERIES I:

         We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Flexible Yield Series I (one of the series constituting Manning & Napier Fund, Inc.) as of October 31, 1996, the related statement of operations for the ten months then ended and the year ended December 31, 1995, the statement of changes in net assets for the ten months ended October 31, 1996 and the years ended December 31, 1995 and 1994, and the financial highlights for each of the periods indicated in the financial highlights table herein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Flexible Yield Series I at October 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

     DELOITTE & TOUCHE LLP

     Boston, Massachusetts
     November 19, 1996

                         Manning & Napier Fund, Inc.

                           Flexible Yield Series II

                                Annual Report
                               October 31, 1996

     Management Discussion and Analysis


     Dear Shareholders:

          During 1996, we have experienced what Manning & Napier feels to be a
temporary  setback  in  the  bond  market.    Short-term  factors,  including
speculation in the bond market, inflation fears, and political uncertainty have led to a difficult year in the bond market. Especially when contrasted with the extraordinary returns earned by bonds and bond funds in 1995, the luster appears to have worn off the bond market. Our experience, however, teaches us that short-term situations such as this provide opportunities to position the portfolio to benefit from the long-term trends which are the most important determinants of returns in the bond market.

     At the end of 1995, the bond market looked about as good as it could get. Economic growth was slowing, some were even calling for a recession later in
1996, and inflation worries were non_existent. These factors pushed long_term interest rates down through the 6% level, and they finished 1995 at 5.95%.

     The tide began to turn rather quickly right at the start of 1996. One of the reasons why the market rallied so strongly during the second half of 1995 can be traced to speculative investments in U.S. Treasury securities. Speculators were borrowing Japanese yen at extraordinarily low Japanese short_term interest rates (0.3% to 0.5%), converting the yen into U.S. dollars, and investing the proceeds in U.S. Treasury securities. As long as Japanese short rates were expected to stay low or the yen was expected to slip versus the U.S. dollar, this trade worked quite well. Unfortunately, once the tide began to turn (i.e. people thought Japanese short-term interest rates might rise), the selling it created snowballed due to the leverage inherent in the trade. That happened during the early part of 1996, and short to intermediate interest rates rose rather quickly.

     As spring started to roll in, the bond market was shocked by the February employment report issued by the Bureau of Labor Statistics. The number of new jobs created during the month of February was an eye_popping 705,000 at the time of the first release. Subsequent releases revised the number modestly lower, but those same releases reported job gains that were much stronger than what had been the case in 1995. The probability of a recession became remote, and fears of inflation began to surface once again. Strong consumer expenditures  during  the  first  half  of 1996, solid capital spending, and a surprisingly resilient housing sector simply added to the markets concerns, driving long_term interest rates close to 7.25%. As the summer ended, concerns seem to be somewhat assuaged, but rates remained stubbornly close to 7%.

      It is important to note, however, that throughout all of this, inflation itself remained very much in check. The most common measures, the Producer Price Index (PPI) and the Consumer Price Index (CPI), both remained at or below 3.0% on a year-over-year basis throughout 1996. An even more accurate measure of inflation, the GDP deflator, remained closer to 2.0%. That means real interest rates (nominal rates less the rate of inflation) exceeded 4%_5%, depending upon which measure of inflation was used.

       In the near_term, no one likes to see rising interest rates, but if one expects inflation to remain under control over the longer_term, rising interest rates can create compelling fixed income buying opportunities. In the fixed income markets, 1996 has been a stern test, but in the long run, only those who acted during these difficult times will be positioned to benefit from the long-term trends of moderate growth and low inflation.

          As everyone is quite aware, 1996 is an election year, and the market reacted to the uncertainty of the countrys political future. The political posturing started at the end of last year when the Republican Congress and the Democratic White House shut down the government and threatened to default on U.S. Treasury securities. It veered off to the right with the rise and fall of Steve Forbes and his call for a flat income tax. It focused on the Republican primaries in the spring with Bob Dole being the ultimate winner. And it has continued throughout the election season as the incumbent, President Clinton, maintained a double digit lead in the polls.

     In the short_term, elections do introduce volatility in the marketplace. This year saw a marked acceleration in the growth rate of government expenditures, which comprise about 20% of this country's GDP. This was a big contributor to the acceleration in overall economic growth during the first half of 1996, and that acceleration contributed to this years increase in interest rates.

         Elections also introduce uncertainty. Who will win the election? Who will control the House? The Senate? What issues will galvanize the public? Financial markets, as a general rule, do not like uncertainty and this year was no exception. Given the sizable lead the President held in the polls throughout the campaign, the biggest uncertainty seemed to relate to which party would control the Congress. Historically, the financial markets seem to prefer split control -- one party in control of one branch of the government and the other in control of another.

          In the long run, however, the election results may not be of major importance. With the growth of the global financial markets and the influence they wield on a country's interest and exchange rates, who is in the White House or who controls Congress becomes less significant. The financial markets are in effect pulling all parties to the right, specifically toward fiscally sound policies. Witness what has occurred with a Democrat in the White House over the last four years. The budget deficit has shrunk from $300 billion to just over $100 billion, the debate has shifted away from where government moneys should be spent to what spending cuts should be made, and the two parties debated whether the budget should be balanced in seven years or in ten. Beyond that, we had a presidential campaign in which the Republican challenger was calling for a tax cut and the Democratic incumbent attacked it for being budgetarily imprudent. The new reality is that the only poll that really seems to matter is the one being taken in the global financial markets; sound policies are rewarded, unsound policies are not.

       All the factors that have influenced the bond market over the past year have the effect of diverting attention from the larger trends, but the larger trends are of the most importance in determining investment success over the long- term. At Manning & Napier, we view the big picture items as the most important. The growth in international trade, the subsequent increase in international competition, the need for policy makers, producers, and consumers to adjust to this new economic reality, and the impact their actions have had on the economy, inflation, and interest rates are what drives our fixed income process. These are long_term, secular influences that have brought down interest rates, have capped inflation expectations, and have allowed longer_term, non_callable securities to provide strong investment returns.

          As in previous years, we have positioned the Series portfolio in accordance with our overview. Within the framework of the maturity guidelines set down for the Series, Manning & Napier weighted the portfolio toward the longer end of the maturity spectrum. During the first half of 1996 when interest rates were rising, that weighting was amplified. An emphasis was also placed on non_callable securities. Given that, the mortgage_backed sector of the fixed income marketplace was underweighted. Small positions were established, but they totaled less than 10% of the Series portfolio. Corporate bonds were unaffected by the overview. The sector was avoided, however, because the credit spreads associated with corporate bonds were so narrow relative to U.S. Treasury securities that Manning & Napier felt that investors were not being paid for the credit risk inherent in investments in corporate bonds.

     While 1996 has been a difficult year for the bond market, it is important to realize that the causes of the difficulty were essentially shorter_term in nature. Speculative excesses, a cyclical growth scare and the associated inflation worries, and the uncertainty associated with an election all combined to push interest rates higher. It is also worthwhile noting that the shorter_term problems that plagued 1996 are needed to create the quality longer_term investment opportunities that will benefit the Series going forward. In addition, the uncertainties that the election introduced are becoming even more short-lived given the growing importance of the financial markets. Beyond all of this, Manning & Napier believes that the adherence to a long_term investment overview and investment process is what separates the good funds from the bad ones.

     We wish you and yours all the best during this holiday season.

          MANNING & NAPIER ADVISORS, INC.

     [GRAPHIC]
     [PIE CHART]

     Effective Maturity - As of 10/31/96

     Less than 1 Year - 15%
     1 - 2 Years - 5%
     2 - 3 Years - 13%
     3 - 5 Years - 22%
     5 - 7 Years - 9%
     More than 7 Years - 36%

     Performance Update as of October 31, 1996

        The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Flexible Yield Series II from its inception (2/15/94) to present (10/31/96) as compared to the Merrill Lynch Corporate/Government Intermediate Index. 1






Manning & Napier Fund, Inc. - Flexible Yield Series II

                                                                     Total Return
                                                         Growth of
Through                                                   $10,000                   Average
10/31/96                                                Investment    Cumulative     Annual

One Year                                                $    10,427          4.27%     4.27%
Inception 2                                             $    11,336         13.36%     4.73%







Merrill Lynch Corporate/Government Intermediate Index

                                                                    Total Return
                                                        Growth of
Through                                                  $10,000                   Average
10/31/96                                               Investment    Cumulative     Annual

One Year                                               $    10,574          5.74%     5.74%
Inception 2                                            $    11,672         16.72%     5.87%



     1 The Merrill Lynch Corporate/Government Intermediate Index is a market value weighted measure of approximately 3,360 corporate and government bonds. The Index is comprised of investment grade bonds with maturities greater than one year but less than ten years. The Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance are calculated from February 15, 1994, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

     [GRAPHIC]
     LINE CHART

     Data for Line Chart to follow:






              Manning & Napier      Merrill Lynch Corporate/Government
          Flexible Yield Series II          Intermediate Index

02/15/94                    10,000                              10,000
06/30/94                     9,510                               9,727
12/31/94                     9,531                               9,799
06/30/95                    10,576                              10,737
12/31/95                    11,182                              11,301
04/30/96                    10,889                              11,167
10/31/96                    11,336                              11,672






INVESTMENT PORTFOLIO - OCTOBER 31, 1996

                                              Shares/Principal     VALUE
                                                   Amount        (NOTE 2)

U.S. TREASURY NOTES - 96.2%

U.S. Treasury Note, 7.50%, 1/31/1997          $          10,000  $ 10,056
U.S. Treasury Note, 4.75%, 2/15/1997                     10,000     9,978
U.S. Treasury Note, 6.875%, 2/28/1997                    30,000    30,150
U.S. Treasury Note, 6.00%, 8/31/1997                     20,000    20,075
U.S. Treasury Note, 5.875%, 4/30/1998                    25,000    25,078
U.S. Treasury Note, 5.125%, 11/30/1998                   20,000    19,748
U.S. Treasury Note, 5.00%, 1/31/1999                     15,000    14,752
U.S. Treasury Note, 6.50%, 4/30/1999                     25,000    25,377
U.S. Treasury Note, 5.50%, 4/15/2000                     30,000    29,527
U.S. Treasury Note, 6.75%, 4/30/2000                     25,000    25,570
U.S. Treasury Note, 7.875%, 8/15/2001                    45,000    48,263
U.S. Treasury Note, 6.25%, 2/15/2003                     40,000    40,137
U.S. Treasury Note, 5.875%, 2/15/2004                    60,000    58,594
U.S. Treasury Note, 7.25%, 5/15/2004                    100,000   105,625

TOTAL U.S. TREASURY NOTES
(Identified Cost $446,830)                                        462,930

SHORT-TERM INVESTMENTS - 3.0%
Dreyfus U.S. Treasury Money Market Reserves
(Identified Cost $14,323)                                14,323    14,323

TOTAL INVESTMENTS - 99.2%
(Identified Cost $461,153)                                        477,253

OTHER ASSETS, LESS LIABILITIES - 0.8%                               4,041

NET ASSETS - 100%                                                $481,294





      The accompanying notes are an integral part of the financial statements.

     Federal Tax Information - October 31, 1996





FEDERAL TAX INFORMATION:

At October 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $461,153 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                                $16,103

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                                     (3)

UNREALIZED APPRECIATION - NET                                                      $16,100



     The accompanying notes are an integral part of the financial statements.

     Statement of Assets and Liabilities






OCTOBER 31, 1996

ASSETS:

Investments, at value (Identified Cost $461,153)(Note 2)  $477,253
Interest receivable                                          6,938
Receivable from investment advisor (Note 3)                 14,712

TOTAL ASSETS                                               498,903

LIABILITIES:

Accrued Directors' fees (Note 3)                             5,072
Transfer agent fees payable (Note 3)                            90
Audit fee payable                                            7,750
Other payables and accrued expenses                          4,697

TOTAL LIABILITIES                                           17,609

NET ASSETS FOR 47,655 SHARES OUTSTANDING                  $481,294

NET ASSETS CONSIST OF:

Capital stock                                             $    476
Additional paid-in-capital                                 455,681
Undistributed net investment income                          8,750
Accumulated net realized gain on investments                   287
Net unrealized appreciation on investments                  16,100

TOTAL NET ASSETS                                          $481,294

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($481,294 / 47,655 shares)                                $  10.10




     The accompanying notes are an integral part of the financial statements.

     Statement of Operations






                                                              For the           For the
                                                             Ten Months           Year
                                                           Ended 10/31/96    Ended 12/31/95

INVESTMENT INCOME:

Interest                                                  $        23,842   $        29,659

EXPENSES:

Management fees (Note 3)                                            1,688             2,160
Directors' fees (Note 3)                                            5,072             6,792
Transfer agent fees (Note 3)                                           90               115
Audit fee                                                           7,808            10,400
Registration and filing fees                                        3,929             2,453
Custodian fee                                                         150               600
Miscellaneous                                                         665                 -

Total Expenses                                                     19,402            22,520

Less Waiver of Expenses (Note 3)                                  (16,400)          (18,679)

Net Expenses                                                        3,002             3,841

NET INVESTMENT INCOME                                              20,840            25,818

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain on investments (identified cost basis)              289             2,582
Net change in unrealized appreciation on investments              (12,780)           45,414

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                                 (12,491)           47,996

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $         8,349   $        73,814




     The accompanying notes are an integral part of the financial statements.

     Statement of Changes in Net Assets





                                                                                          For the Period
                                                                                             2/15/94
                                                            For the Ten      For the      (commencement
                                                            Months Ended    Year Ended    of operations)
                                                              10/31/96       12/31/95      to 12/31/94
                                                           --------------  ------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                      $      20,840   $    25,818   $        10,888
Net realized gain on investments                                     289         2,582                 -
Net change in unrealized appreciation (depreciation)
on investments                                                   (12,780)       45,414           (16,534)

Net increase (decrease) in net assets from operations              8,349        73,814            (5,646)

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                       (12,453)      (25,351)          (10,558)
From net realized gain on investments                             (2,503)            -                 -

Total distributions to shareholders                              (14,956)      (25,351)          (10,558)

CAPITAL STOCK ISSUED AND REDEEMED:

Net increase (decrease) in net assets from capital share
   transactions (Note 5)                                          49,875        (5,951)          411,718

Net increase in net assets                                        43,268        42,512           395,514

NET ASSETS:

Beginning of period                                              438,026       395,514                 -

End of period (including undistributed net investment
   income of $8,750, $363 and $330 respectively)           $     481,294   $   438,026   $       395,514



     The accompanying notes are an integral part of the financial statements.






                                                        For the
                                                          Ten       For the
                                                         Months       Year
                                                         Ended       Ended
                                                        10/31/96    12/31/95
                                                       ----------  ----------

Per share data (for a share outstanding throughout each period ):

NET ASSET VALUE - BEGINNING  OF PERIOD                $   10.30   $    9.27

Income from investment operations:
   Net investment income                                  0.445       0.561
   Net realized and unrealized gain (loss)
      on investments                                     (0.315)      1.019

Total from investment operations                          0.130       1.580

Less distributions to shareholders:
   From net investment income                            (0.270)     (0.550)
   From net realized gain on investments                 (0.060)          -

Total distributions to shareholders                      (0.330)     (0.550)

NET ASSET VALUE - END OF PERIOD                       $   10.10   $   10.30

Total return 1                                             1.38%      17.33%

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                            0.80%2        0.80%
    Net investment income*                               5.55%2        5.38%

Portfolio turnover                                            5%         35%

NET ASSETS - END OF PERIOD (000'S OMITTED)            $     481   $     438

* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.
 If these expenses had been incurred by the Fund, expenses would have been limited to that allowed by state securities law and the net investment income per share and the ratios would have been as follows:


Net investment income                                 $   0.309   $   0.384
Ratios (to average net assets):
   Expenses                                              2.50%2        2.50%
   Net investment income                                 3.85%2        3.68%

1 Represents aggregate total return for the period indicated
2 Annualized




                                                           For the Period
                                                             2/15/94
                                                          (commencement
                                                        of operations) to
                                                            12/31/94
                                                       -------------------

Per share data (for a share outstanding throughout each period ):

NET ASSET VALUE - BEGINNING  OF PERIOD                $            10.00

Income from investment operations:
   Net investment income                                           0.269
   Net realized and unrealized gain (loss)
      on investments                                              (0.738)

Total from investment operations                                  (0.469)

Less distributions to shareholders:
   From net investment income                                     (0.261)
   From net realized gain on investments                               -

Total distributions to shareholders                               (0.261)

NET ASSET VALUE - END OF PERIOD                       $             9.27

Total return 1                                                    (4.69%)

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                                     0.80%2
    Net investment income*                                        5.40%2

Portfolio turnover                                                     0%

NET ASSETS - END OF PERIOD (000'S OMITTED)            $              396

* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.
 If these expenses had been incurred by the Fund, expenses would have been limited to that allowed by state securities law and the net investment income per share and the ratios would have been as follows:


Net investment income                                 $            0.184
Ratios (to average net assets):
   Expenses                                                       2.50%2
   Net investment income                                          3.70%2

1 Represents aggregate total return for the period indicated
2 Annualized




     The accompanying notes are an integral part of the financial statements.

     Notes to Financial Statements

     1.     ORGANIZATION
                Flexible Yield Series II (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

         The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1996, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Flexible Yield Series II Class N Common Stock.

     2.     SIGNIFICANT ACCOUNTING POLICIES
          SECURITY VALUATION
          Portfolio securities listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

          Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

             Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

          SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
        Security transactions are accounted for on the date the securities are
purchased  or  sold.    Dividend  income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

          FEDERAL INCOME TAXES
          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with

     Notes to Financial Statements

          FEDERAL INCOME TAXES (CONTINUED)

     requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

          DISTRIBUTION OF INCOME AND GAINS
          Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, or character reclassification between net income and net gains, or other required tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

          OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reorted amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     3.     TRANSACTIONS WITH AFFILIATES
          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.45% of the Fund's average daily net assets. The fee amounted to $1,688 for the ten months ended October 31, 1996 and $2,160 for the year ended December 31, 1995.

     Notes to Financial Statements

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.80% of average daily net assets each year.
Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $14,712 for the ten months ended October 31, 1996 and $16,519 for the year ended December 31, 1995, which are reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $90 for the ten months ended October 31, 1996 and $115 for the year ended December 31, 1995.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $5,072 for the ten months ended October 31, 1996 and $6,792 for the year ended December 31, 1995.

     4.     PURCHASES AND SALES OF SECURITIES
     Purchases and sales of securities, other than short-term securities, were $64,125 and $20,181 respectively, for the ten months ended October 31, 1996.

     Notes to Financial Statements

5.     CAPITAL STOCK TRANSACTIONS
 Transactions in shares of Flexible Yield Series II Class N Common Stock were:






                                                                          For the Period 2/15/94
             For the Ten Months               For the Year                   (commencement of
               Ended 10/31/96                Ended 12/31/95               operations) to 12/31/94

                   Shares          Amount        Shares         Amount            Shares            Amount
             -------------------  ---------  ---------------  ----------  -----------------------  --------

Sold                      7,361   $ 72,902           17,414   $ 173,234                    41,530  $401,160
Reinvested                1,460     14,399            2,527      25,352                     1,139    10,558
Repurchased              (3,711)   (37,426)         (20,065)   (204,537)                        -         -
Total                     5,110   $ 49,875             (124)  $  (5,951)                   42,669  $411,718


      The Advisor owned 13,836 shares on October 31, 1996 and 13,383 shares on December 31, 1995 and 12,674 shares on December 31, 1994.

     6.     FINANCIAL INSTRUMENTS
       the Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1996.

     7.     CHANGE IN FISCAL YEAR END
          Effective January 1, 1996, the Fund changed its fiscal year end from
 December 31 to October     31.

     Independent Auditors' Report

          TO THE DIRECTORS OF MANNING & NAPIER FUND, INC.
          AND SHAREHOLDERS OF FLEXIBLE YIELD SERIES II:

         We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Flexible Yield Series II (one of the series constituting Manning & Napier Fund, Inc.) as of October 31, 1996, the related statement of operations for the ten months then ended and the year ended December 31, 1995, the statement of changes in net assets for the ten months ended October 31, 1996 and the years ended December 31, 1995 and 1994, and the financial highlights for each of the periods indicated in the financial highlights table herein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Flexible Yield Series II at October 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


          DELOITTE & TOUCHE LLP

          Boston, Massachusetts
          November 19, 1996

                         Manning & Napier Fund, Inc.

                          Flexible Yield Series III

                                Annual Report
                               October 31, 1996

     Management Discussion and Analysis


          Dear Shareholders:

          During 1996, we have experienced what Manning & Napier feels to be a
temporary  setback  in  the  bond  market.    Short-term  factors,  including
speculation in the bond market, inflation fears, and political uncertainty have led to a difficult year in the bond market. Especially when contrasted with the extraordinary returns earned by bonds and bond funds in 1995, the luster appears to have worn off the bond market. Our experience, however, teaches us that short-term situations such as this provide opportunities to position the portfolio to benefit from the long-term trends which are the most important determinants of returns in the bond market.

          At the end of 1995, the bond market looked about as good as it could get. Economic growth was slowing, some were even calling for a recession later in 1996, and inflation worries were non_existent. These factors pushed long_term interest rates down through the 6% level, and they finished 1995 at 5.95%.

            The tide began to turn rather quickly right at the start of 1996. One of the reasons why the market rallied so strongly during the second half of 1995 can be traced to speculative investments in U.S. Treasury securities. Speculators were borrowing Japanese yen at extraordinarily low Japanese short_term interest rates (0.3% to 0.5%), converting the yen into U.S. dollars, and investing the proceeds in U.S. Treasury securities. As long as Japanese short rates were expected to stay low or the yen was expected to slip versus the U.S. dollar, this trade worked quite well. Unfortunately, once the tide began to turn (i.e. people thought Japanese short-term interest rates might rise), the selling it created snowballed due to the leverage inherent in the trade. That happened during the early part of 1996, and short to intermediate interest rates rose rather quickly.

              As spring started to roll in, the bond market was shocked by the February employment report issued by the Bureau of Labor Statistics. The number of new jobs created during the month of February was an eye_popping 705,000 at the time of the first release. Subsequent releases revised the number modestly lower, but those same releases reported job gains that were much stronger than what had been the case in 1995. The probability of a recession became remote, and fears of inflation began to surface once again. Strong consumer expenditures during the first half of 1996, solid capital spending, and a surprisingly resilient housing sector simply added to the markets concerns, driving long_term interest rates close to 7.25%. As the summer ended, concerns seem to be somewhat assuaged, but rates remained stubbornly close to 7%.

                It is important to note, however, that throughout all of this, inflation itself remained very much in check. The most common measures, the Producer Price Index (PPI) and the Consumer Price Index (CPI), both remained at or below 3.0% on a year-over-year basis throughout 1996. An even more accurate measure of inflation, the GDP deflator, remained closer to 2.0%. That means real interest rates (nominal rates less the rate of inflation) exceeded 4%_5%, depending upon which measure of inflation was used.

           In the near_term, no one likes to see rising interest rates, but if one expects inflation to remain under control over the longer_term, rising interest rates can create compelling fixed income buying opportunities. In the fixed income markets, 1996 has been a stern test, but in the long run, only those who acted during these difficult times will be positioned to benefit from the long-term trends of moderate growth and low inflation.

          As everyone is quite aware, 1996 is an election year, and the market reacted to the uncertainty of the countrys political future. The political posturing started at the end of last year when the Republican Congress and the Democratic White House shut down the government and threatened to default on U.S. Treasury securities. It veered off to the right with the rise and fall of Steve Forbes and his call for a flat income tax. It focused on the Republican primaries in the spring with Bob Dole being the ultimate winner. And it has continued throughout the election season as the incumbent, President Clinton, maintained a double digit lead in the polls.

                   In the short_term, elections do introduce volatility in the marketplace. This year saw a marked acceleration in the growth rate of government expenditures, which comprise about 20% of this country's GDP. This was a big contributor to the acceleration in overall economic growth during the first half of 1996, and that acceleration contributed to this years increase in interest rates.

             Elections also introduce uncertainty. Who will win the election? Who will control the House? The Senate? What issues will galvanize the public? Financial markets, as a general rule, do not like uncertainty and this year was no exception. Given the sizable lead the President held in the polls throughout the campaign, the biggest uncertainty seemed to relate to which party would control the Congress. Historically, the financial markets seem to prefer split control -- one party in control of one branch of the government and the other in control of another.

            In the long run, however, the election results may not be of major importance. With the growth of the global financial markets and the influence they wield on a country's interest and exchange rates, who is in the White House or who controls Congress becomes less significant. The financial markets are in effect pulling all parties to the right, specifically toward fiscally sound policies. Witness what has occurred with a Democrat in the White House over the last four years. The budget deficit has shrunk from $300 billion to just over $100 billion, the debate has shifted away from where government moneys should be spent to what spending cuts should be made, and the two parties debated whether the budget should be balanced in seven years or in ten. Beyond that, we had a presidential campaign in which the Republican challenger was calling for a tax cut and the Democratic incumbent attacked it for being budgetarily imprudent. The new reality is that the only poll that really seems to matter is the one being taken in the global financial markets; sound policies are rewarded, unsound policies are not.

            All the factors that have influenced the bond market over the past year have the effect of diverting attention from the larger trends, but the larger trends are of the most importance in determining investment success over the long- term. At Manning & Napier, we view the big picture items as the most important. The growth in international trade, the subsequent increase in international competition, the need for policy makers, producers, and consumers to adjust to this new economic reality, and the impact their actions have had on the economy, inflation, and interest rates are what drives our fixed income process. These are long_term, secular influences that have brought down interest rates, have capped inflation expectations, and have allowed longer_term, non_callable securities to provide strong investment returns.

              As in previous years, we have positioned the Series portfolio in accordance with our overview. Within the framework of the maturity guidelines set down for the Series, Manning & Napier weighted the portfolio toward the longer end of the maturity spectrum. During the first half of 1996 when interest rates were rising, that weighting was amplified. An emphasis was also placed on non_callable securities. Given that, the mortgage_backed sector of the fixed income marketplace was underweighted. Small positions were established, but they totaled less than 10% of the Series portfolio. Corporate bonds were unaffected by the overview. The sector was avoided, however, because the credit spreads associated with corporate bonds were so narrow relative to U.S. Treasury securities that Manning & Napier felt that investors were not being paid for the credit risk inherent in investments in corporate bonds.

               While 1996 has been a difficult year for the bond market, it is important to realize that the causes of the difficulty were essentially shorter_term in nature. Speculative excesses, a cyclical growth scare and the associated inflation worries, and the uncertainty associated with an election all combined to push interest rates higher. It is also worthwhile noting that the shorter_term problems that plagued 1996 are needed to create the quality longer_term investment opportunities that will benefit the Series going forward. In addition, the uncertainties that the election introduced are becoming even more short-lived given the growing importance of the financial markets. Beyond all of this, Manning & Napier believes that the adherence to a long_term investment overview and investment process is what separates the good funds from the bad ones.

          We wish you and yours all the best during this holiday season.

          MANNING & NAPIER ADVISORS, INC.

     [GRAPHIC]
     [PIE CHART]

     Effective Maturity - As of 10/31/96

     Less than 1 year - 9%
     1 - 2 Years - 5%
     2 - 3 Years - 6%
     3 - 5 Years -12%
     5 - 7 Years - 19%
     7 - 10 Years - 16%
     Over 10 Years - 33%

     [GRAPHIC]
     [PIE CHART]

     Portfolio Composition - As of 10/31/96

     U.S. Treasury Securities - 91%
     Mortgage Backed Securities - 6%
     Cash & Equivalents - 3%

     Performance Update as of October 31, 1996

        The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Flexible Yield Series III from its inception (12/20/93) to present (10/31/96) as compared to the Merrill Lynch Corporate/Government Bond Index. 1





Manning & Napier Fund, Inc. - Flexible Yield Series III

                                                                      Total Return
                                                          Growth of
Through                                                    $10,000                   Average
10/31/96                                                 Investment    Cumulative     Annual

One Year                                                 $    10,361          3.61%     3.61%
Inception 2                                              $    11,431         14.31%     4.77%









Merrill Lynch Corporate/Government Bond Index

                                                            Total Return
                                                Growth of
Through                                          $10,000                   Average
10/31/96                                       Investment    Cumulative     Annual

One Year                                       $    10,529          5.29%     5.29%
Inception 2                                    $    11,778         17.78%     5.87%



     1 The Merrill Lynch Corporate/Government Bond Index is a market value weighted measure of approximately 4,775 corporate and government bonds. The Index is comprised of investment grade securities with maturities greater than one year. The Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

     2 The Fund and Index performance are calculated from December 20, 1993, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

     [GRAPHIC]
     LINE CHART

     Data for Line Chart to follow:






               Manning & Napier       Merrill Lynch Corporate/
          Flexible Yield Series III     Government Bond Index

12/20/93  $                   10,000  $                  10,000
12/31/93                       9,960                     10,013
06/30/94                       9,349                      9,602
12/31/94                       9,380                      9,686
06/30/95                      10,634                     10,815
12/31/95                      11,451                     11,532
04/30/96                      10,868                     11,191
10/31/96                      11,431                     11,778






Investment Portfolio - October 31, 1996

                                                   PRINCIPAL     VALUE
                                                     AMOUNT    (NOTE 2)
U.S. TREASURY SECURITIES - 90.83%



U.S. TREASURY BONDS - 19.28%
U.S. Treasury Bond, 7.25%,  8/15/2022
(Identified Cost $186,166 )                        $  200,000  $211,625

U.S. TREASURY NOTES - 64.94%
U.S. Treasury Note, 4.375%, 11/15/1996                 25,000    24,984
U.S. Treasury Note, 7.50%, 1/31/1997                   40,000    40,225
U.S. Treasury Note, 6.875%, 2/28/1997                  35,000    35,175
U.S. Treasury Note, 5.00%, 1/31/1998                   50,000    49,617
U.S. Treasury Note, 5.125%, 11/30/1998                 60,000    59,245
U.S. Treasury Note, 7.75%, 11/30/1999                  40,000    42,000
U.S. Treasury Note, 5.50%, 4/15/2000                   25,000    24,606
U.S. Treasury Note, 6.25%, 8/31/2000                   60,000    60,432
U.S. Treasury Note, 7.50%, 11/15/2001                  35,000    37,052
U.S. Treasury Note, 6.375%, 8/15/2002                 150,000   151,623
U.S. Treasury Note, 5.75%, 8/15/2003                   15,000    14,607
U.S. Treasury Note, 5.875%, 2/15/2004                 100,000    97,656
U.S. Treasury Note, 6.50%, 8/15/2005                   75,000    75,773

TOTAL U.S. TREASURY NOTES
(Identified Cost $755,476)                                      712,995

U.S. TREASURY STRIPPED SECURITIES- 6.61%
Interest Stripped - Principal Payment, 5/15/2014       98,000    29,822
Interest Stripped - Principal Payment, 8/15/2014      143,000    42,784

TOTAL U.S. TREASURY STRIPPED SECURITIES
(Identified Cost $21,905 )                                       72,606

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $963,547)                                      997,226




     The accompanying notes are an integral part of the financial statements.






Investment Portfolio - October 31, 1996

                                             Principal
                                             Amount/   Value
                                             Shares    (Note 2)

U.S. GOVERNMENT AGENCIES - 6.27%

MORTGAGE BACKED SECURITIES
GNMA, Pool #224199, 9.50%, 7/15/2018          $16,138  $   17,404
GNMA, Pool #299164, 9.00%, 12/15/2020          16,634      17,580
GNMA, Pool #376345, 6.50%, 12/15/2023          35,398      33,817

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $64,597 )                                 68,801

SHORT-TERM INVESTMENTS - 2.04%
Dreyfus U.S. Treasury Money Market Reserves
(Identified Cost $22,359 )                     22,359      22,359

TOTAL INVESTMENTS - 99.14%
(Identified Cost $1,050,503 )                           1,088,386

OTHER ASSETS, LESS LIABILITIES - 0.86%                      9,478

NET ASSETS - 100%                                      $1,097,864







FEDERAL TAX INFORMATION:

At October 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $1,050,503 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                                $45,831

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                                 (7,948)

UNREALIZED APPRECIATION - NET                                                      $37,883




     The accompanying notes are an integral part of the financial statements.






Statement of Assets and Liabilities


OCTOBER 31, 1996

ASSETS:

Investments, at value (Identified Cost $1,050,503)(Note 2)  $1,088,386
Interest receivable                                             14,831
Receivable from investment advisor (Note 3)                     12,396

TOTAL ASSETS                                                 1,115,613


LIABILITIES:

Accrued Directors' fees (Note 3)                                 5,072
Audit fee payable                                                7,750
Other payables and accrued expenses                              4,927

TOTAL LIABILITIES                                               17,749

NET ASSETS FOR 108,427 SHARES OUTSTANDING                   $1,097,864


NET ASSETS CONSIST OF:

Capital stock                                               $    1,084
Additional paid-in-capital                                   1,037,339
Undistributed net investment income                             16,958
Accumulated net realized gain on investments                     4,600
Net unrealized appreciation on investments                      37,883

TOTAL NET ASSETS                                            $1,097,864

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($1,097,864/108,427 shares)                                 $    10.13





     The accompanying notes are an integral part of the financial statements.

     Statement of Operations





                                                                  For the Ten Months     For the Year
                                                                    Ended 10/31/96      Ended 12/31/95


INVESTMENT INCOME:

Interest                                                         $            60,867   $        66,467

EXPENSES:

Management fees (Note 3)                                                       4,454             4,767
Directors' fees (Note 3)                                                       5,072             6,832
Transfer agent fees (Note 3)                                                     214               229
Audit fee                                                                      9,425             8,600
Custodian fee                                                                    500               600
Miscellaneous                                                                  4,754             2,424

Total Expenses                                                                24,419            23,452

Less Waiver of Expenses (Note 3)                                             (16,850)          (15,349)

Net Expenses                                                                   7,569             8,103

NET INVESTMENT INCOME                                                         53,298            58,364


REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain (loss) on investments (identified cost basis)                4,772              (132)
Net change in unrealized appreciation on investments                         (60,560)          128,849

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                                            (55,788)          128,717

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                           ($2,490)  $       187,081





     The accompanying notes are an integral part of the financial statements.

     Statement of Changes in Net Assets





                                                            For the Ten      For the       For the
                                                            Months Ended    Year Ended    Year Ended
                                                              10/31/96       12/31/95      12/31/94
                                                           --------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                      $      53,298   $    58,364   $    21,040
Net realized gain (loss) on investments                            4,772          (132)          (28)
Net change in unrealized appreciation (depreciation)
on investments                                                   (60,560)      128,849       (30,063)

Net increase (decrease) in net assets from operations             (2,490)      187,081        (9,051)


DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                       (36,728)      (57,528)      (20,952)

CAPITAL STOCK ISSUED AND REDEEMED:

Net increase (decrease) in net assets from capital share
   transactions (Note 5)                                         (22,142)      282,134       702,883


Net increase (decrease) in net assets                            (61,360)      411,687       672,880


NET ASSETS:

Beginning of period                                            1,159,224       747,537        74,657

End of period (including undistributed net investment
   income of $16,958, $388, and $88, respectively)         $   1,097,864   $ 1,159,224   $   747,537






     The accompanying notes are an integral part of the financial statements.

     Financial Highlights





                                                    For the      For the
                                                   Ten Months      Year
                                                      Ended       Ended
                                                    10/31/96     12/31/95

Per share data (for a share outstanding throughout each period):

NET ASSET VALUE - BEGINNING OF PERIOD            $     10.51   $    9.11


Income from investment operations:
   Net investment income                               0.497       0.582
   Net realized and unrealized gain (loss)
      on investments                                  (0.532)      1.393

Total from investment operations                      (0.035)      1.975


Less distributions to shareholders:
   From net investment income                         (0.345)     (0.575)


NET ASSET VALUE - END OF PERIOD                  $     10.13   $   10.51


Total return 1                                        (0.18%)      22.09%

Ratios (to average net assets)/Supplemental Data:
Expenses*                                             0.85%2        0.85%
Net investment income*                                5.98%2        6.13%

Portfolio turnover                                         5%          6%

NET ASSETS - END OF PERIOD (000'S OMITTED)       $     1,098   $   1,159




* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.  If these expenses had been incurred by the Fund for the periods ended December 31,
 1993, December 31, 1994, and October 31, 1996, expenses would have been limited to that allowed by state securities law.  If the full expenses allowed by state securities law had been incurred by the Fund, the net investment income per share and the ratios would have been as follows:

Net investment income                            $     0.360   $   0.429
Ratios(to average net assets):
     Expenses                                         2.50%2        2.46%
     Net investment income                            4.33%2        4.52%

1 Represents aggregate total return for the period indicated.
2 Annualized.








                                                                For the Period
                                                   For the         12/20/93
                                                     Year        (commencement
                                                    Ended      of operations) to
                                                   12/31/94        12/31/93
                                                  ----------  -------------------

Per share data (for a share outstanding throughout each period):

NET ASSET VALUE - BEGINNING OF PERIOD            $    9.95   $            10.00


Income from investment operations:
   Net investment income                             0.262                0.010
   Net realized and unrealized gain (loss)
      on investments                                (0.841)              (0.050)

Total from investment operations                    (0.579)              (0.040)


Less distributions to shareholders:
   From net investment income                       (0.261)              (0.010)


NET ASSET VALUE - END OF PERIOD                  $    9.11   $             9.95


Total return 1                                      (5.83%)              (0.40%)

Ratios (to average net assets)/Supplemental Data:
Expenses*                                             0.85%              0.85%2
Net investment income*                                6.22%              3.85%2

Portfolio turnover                                       1%                   0%

NET ASSETS - END OF PERIOD (000'S OMITTED)      $     748   $               75




* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.  If these expenses had been incurred by the Fund for the periods ended December 31,
 1993, December 31, 1994, and October 31, 1996, expenses would have been limited to that allowed by state securities law.  If the full expenses allowed by state securities law had been incurred by the Fund, the net investment income per share and the ratios would have been as follows:

Net investment income                            $   0.192   $            0.010
Ratios(to average net assets):
     Expenses                                         2.50%              2.50%2
     Net investment income                            4.57%              2.20%2

1 Represents aggregate total return for the period indicated.
2 Annualized.




     The accompanying notes are an integral part of the financial statements.

     Notes to Financial Statements

     1.     ORGANIZATION
     Flexible Yield Series III (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

         The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1996, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Flexible Yield Series III Class O Common Stock.

     2.     SIGNIFICANT ACCOUNTING POLICIES
          SECURITY VALUATION
           Portfolio securities listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

               Debt securities, including government bonds and mortgage backed
securities, will normally     be valued on the basis of evaluated bid prices.

             Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

             Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

          SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
            Security transactions are accounted for on the date the securities
are  purchased  or  sold.       Dividend income is recorded on the ex-dividend
date.  Interest income and expenses are     recorded on an accrual basis.

              Most expenses of the Corporation can be attributed to a specific
fund.   Expenses which     cannot be directly attributed are apportioned among
the funds in the Corporation.

     Notes to Financial Statements

     2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
          FEDERAL INCOME TAXES
            The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax
or excise tax has been made in the     financial statements.

             The Fund uses the identified cost method for determining realized
gain  or  loss  on        investments for both financial statement and federal
income tax reporting purposes.

          DISTRIBUTION OF INCOME AND GAINS
               Distributions to shareholders of net investment income are made
quarterly.  Distributions  are          recorded  on  the  ex-dividend  date.
Distributions  of  net  realized  gains  are  distributed  annually.        An
additional distribution may be necessary to avoid taxation of the Fund.

           The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, character reclassification between net income and net gains, or other tax adjustments. As a result, net investment  income  (loss)  and net investment gain (loss) on investment
transactions  for  a          reporting  period  may differ significantly from
distributions  to  shareholders during such          period.  As a result, the
Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.


          OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reorted amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during
the     reporting period.  Actual results could differ from those estimates.

     Notes to Financial Statements

     3.     TRANSACTIONS WITH AFFILIATES
          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets. The fee amounted to $4,454 for the ten months ended October 31, 1996 and $4,767 for the year ended December
 31, 1995.

             Under the Fund's Investment Advisory Agreement (the "Agreement"),
personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and
all  personnel  of  the  Fund  or  of the          Advisor performing services
relating to research, statistical and investment activities are paid by the Advisor.

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the
Fund  at  no  more  than  0.85%  of  average      daily net assets each year.
Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $12,396 for the ten months ended October 31, 1996 and $10,582 for the year ended December 31, 1995, which are reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

                    The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%;this fee amounted to $214 for the ten months ended October 31, 1996 and $229 for the year ended December 31, 1995.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

           The compensation of the non-affiliated Directors totaled $5,072 for
the  ten  months  ended         October 31, 1996 and $6,832 for the year ended
December 31, 1995.

     4.     PURCHASES AND SALES OF SECURITIES
     Purchases and sales of securities, other than short-term securities, were $49,235 and $73,092, respectively, for the ten months ended October 31, 1996.

     Notes to Financial Statements

5.     CAPITAL STOCK TRANSACTIONS
      Transactions in shares of Flexible Yield Series III Class O Common Stock were:






             For the Ten Months                For the Year                For the Year
               Ended 10/31/96                 Ended 12/31/95              Ended 12/31/94
             -------------------              ---------------             --------------
                   Shares           Amount        Shares        Amount        Shares       Amount
             -------------------  ----------  ---------------  ---------  --------------  --------

Sold                      6,096   $  60,715           23,843   $236,968           72,768  $686,867
Reinvested                3,073      30,104            4,597     46,488            1,752    16,016
Repurchased             (11,073)   (112,961)            (129)    (1,322)               -         -
Total                    (1,904)  $ (22,142)          28,311   $282,134           74,520  $702,883






     6.     FINANCIAL INSTRUMENTS
            The Fund may trade in financial instruments with off-balance sheet
risk  in  the  normal  course         of its investing activities to assist in
managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1996.

     7.     CHANGE IN FISCAL YEAR END
          Effective January 1, 1996, the Fund changed its fiscal year end from
December 31 to October     31.

     Independedt Auditors'eport




     TO THE DIRECTORS OF MANNING & NAPIER FUND, INC.
     AND SHAREHOLDERS OF FLEXIBLE YIELD SERIES III:

         We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Flexible Yield Series III (one of the series constituting Manning & Napier Fund, Inc.) as of October 31, 1996, the related statement of operations for the ten months then ended and the year ended December 31, 1995, the statement of changes in net assets for the ten months ended October 31, 1996 and the years ended December 31, 1995 and 1994, and the financial highlights for each of the periods indicated in the financial highlights table herein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Flexible Yield Series III at October 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

     DELOITTE & TOUCHE LLP

     Boston, Massachusetts
     November 19, 1996

                         Manning & Napier Fund, Inc.

                               Defensive Series

                                Annual Report
                               October 31, 1996

     Management Discussion and Analysis

     Dear Shareholders:

          Since we last reported to you six months ago, the markets have again exhibited the upward and downward swings akin to the later stages of economic and market cycles. Midway through this period we saw the Dow Jones Industrial Average take a considerable dive, only to end this semi-annual reporting cycle above the record-breaking 6000 mark. Likewise, the 30-year U.S.. Treasury yield rose to over 7% during this period, but bonds recovered nicely by the end of October. However, as we have anticipated thus far, economic growth has remained moderate and inflation has remained in check, allowing us to take advantage of the buying opportunities that present themselves.

     These gyrations were caused by overreaction to short-term economic data. Much as happened in March of this year, the news again raised fears of higher inflation and sent the Dow Jones Industrial Average plunging down 115 points on July 5th in what was only a half-day of trading due to the holiday. Bonds followed suit with the yield on the 30-year U.S. Treasury surging 25
basis-points.    Many  were  left wondering whether the Federal Reserve Board would raise the Fed Funds rate. However, additional evidence throughout the summer that inflation and economic growth are under control led the Fed to again leave rates unchanged when they met during the last week of September.

      As we continue to adhere to our long-term overview for low inflation and lower interest rates, the July 5th correction created a buying opportunity in which we were able to slightly lengthen the maturity of the bonds in the portfolio and move into equity sectors where valuations proved attractive. The stock portion of the portfolio has continued emphasis in small ticket consumer stocks which we believe have been branded with the same iron as more cyclical consumer stocks, thus creating a buying opportunity. In addition, we have increased our exposure to the health care sector as valuations in that area have proved attractive as well.

      At a time when market valuations in general are high and the bull market is aging, it is important to be discriminating about the levels of risk acceptable in funds with different tolerances for volatility. Your Series places a high priority on dampening market volatility, so even though we see a number of long-term positives in the investment picture, we must be sensitive to the possibility of cyclical disruptions. With valuations currently very high, you should expect this Series to be conservatively positioned, and indeed, that is the case. As we continue to move through this mature bull market, we will hold fast to our disciplines of attempting to identify stocks of companies with strong strategic positioning in their industry at attractive valuations versus long-term U.S. Treasury bonds.

     We wish you and yours all the best during this holiday season.

     Sincerely,


     Manning & Napier Advisors, Inc.

     [GRAPHIC]
     [PIE CHART]

     Portfolio Composition - As of 10/31/96

     Bonds - 88%
     Stocks - 7%
     Cash & Equivalents - 5%

     Performance Update as of October 31, 1996


        The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Defensive Series from its inception (11/1/95) to present (10/31/96) as compared to the Lehman Brothers Intermediate Bond Index and a Balanced Index. 1





Manning & Napier Fund, Inc. - Defensive Series

                                                                    Total Return
Through                                         Growth of $10,000                  Average
10/31/96                                            Investment       Cumulative     Annual

Inception 2                                     $           10,494          4.94%     4.94%








Lehman Brothers Intermediate Bond Index

                                                             Total Return
Through                                  Growth of $10,000                  Average
10/31/96                                     Investment       Cumulative     Annual

Inception 2                              $           10,581          5.81%     5.81%








Balanced Index

                                    Total Return
Through         Growth of $10,000                  Average
10/31/96            Investment       Cumulative     Annual

Inception 2     $           10,847          8.47%     8.47%




     1 The Lehman Brothers Intermediate Bond Index is a market value weighted measure of approximately 3,425 corporate and government securities. The Index is comprised of investment grade securities with maturities greater than one year but less than ten years. The Balanced Index is 15% Standard & Poor's (S&P) 500 Total Return Index and 85% Lehman Brothers Intermediate Bond Index. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American
 Stock Exchange, and Over-the-Counter market. Both Indices returns assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses.

2 Performance numbers for the Fund and Indices are calculated from November 1, 1995, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

     [GRAPHIC]
     LINE CHART


     Data for Line Chart to follow:





          Manning & Napier       Lehman Brothers
          Defensive Series   Intermediate Bond Index   Balanced Index

11/01/95  $          10,000  $                 10,000  $        10,000
01/31/96             10,287                    10,326           10,425
04/30/96             10,116                    10,116           10,301
07/31/96             10,137                    10,246           10,389
10/31/96             10,494                    10,581           10,847






Investment Portfolio - October 31, 1996

                                                              VALUE
                                                    SHARES  (NOTE 2)

COMMON STOCK - 7.43%
AIR TRANSPORTATION- 0.81%
Federal Express Corp.*                                75     $6,038
                                                            ---------

APPAREL- 0.44%
VF Corp.                                              50      3,269
                                                            ---------

COMMUNICATIONS- 0.35%
Stet Societa' Finanziaria Telefonica S.p.A. - ADR     75      2,597
                                                            ---------

ELECTROMEDICAL APPARATUS- 0.79%
Nellcor Puritan Bennett, Inc.*                       300      5,850
                                                            ---------

ENGINEERING SERVICES - 0.38%
Jacobs Engineering Group, Inc.*                      125      2,766
                                                            ---------

HEALTH SERVICES- 0.69%
MedPartners, Inc.*                                   242      5,112
                                                            ---------

PHOTOGRAPHIC EQUIPMENT & SUPPLIES- 0.54%
Eastman Kodak Co.                                     50      3,987
                                                            ---------

RESTAURANTS - 0.89%
McDonald's Corp.                                     150      6,656
                                                            ---------

RETAIL - 2.01%
Fabri-Centers of America - Class A*                  125      1,625
Fabri-Centers of America - Class B*                  125      1,625
Fingerhut Companies, Inc.                            325      4,834
Hancock Fabrics, Inc.                                175      1,488
Tandy Corp.                                          150      5,643
                                                            ---------
                                                             15,215
                                                            ---------

TELECOMMUNICATIONS EQUIPMENT - 0.14%
General Instrument Corp.*                             50      1,006
                                                            ---------

UTILITIES-ELECTRIC- 0.39%
Enersis S.A.- ADR                                    100      2,938
                                                            ---------

TOTAL COMMON STOCK
(Identified Cost $54,658)                                    55,434
                                                            ---------



     The accompanying notes are an integral part of the financial statements.





Investment Portfolio - October 31, 1996

                                                PRINCIPAL       VALUE
                                              AMOUNT/SHARES   (NOTE 2)


U.S. TREASURY SECURITIES- 87.80%

U.S. TREASURY BONDS - 28.57%
U.S. Treasury Bond, 6.50%, 5/15/2005          $      150,000  $151,605
U.S. Treasury Bond, 6.875%, 8/15/2025                 60,000    61,331

TOTAL U.S. TREASURY BONDS
(Identified Cost $213,904)                                     212,936
                                                              ---------

U.S. TREASURY NOTES - 59.23%
U.S. Treasury Note, 6.00%, 8/31/1997                  50,000    50,188
U.S. Treasury Note, 6.00%, 8/15/1999                 170,000   170,478
U.S. Treasury Note, 6.125%, 9/30/2000                115,000   115,323
U.S. Treasury Note, 6.25%, 2/15/2003                 105,000   105,361
                                                              ---------

TOTAL U.S. TREASURY NOTES
(Identified Cost $442,294)                                     441,350

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $656,198)                                     654,286
                                                              ---------

SHORT-TERM INVESTMENTS - 3.04%
U.S. Treasury Bill, 11/29/1996                        15,000    14,945
Dreyfus U.S. Treasury Money Market Reserves            7,660     7,660

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $22,605)                                       22,605

TOTAL INVESTMENTS - 98.27%
(Identified Cost $733,461 )                                    732,325

OTHER ASSETS, LESS LIABILITIES - 1.73%                          12,880


NET ASSETS - 100%                                             $745,205



     *Non-income producing security

     The accompanying notes are an integral part of the financial statements.






Federal Tax Information - October 31, 1996

FEDERAL TAX INFORMATION:

At October 31, 1996, the net unrealized depreciation based on identified cost for federal income tax purposes of $733,461 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there was an excess of value over tax cost                                         $ 4,714

Aggregate gross unrealized depreciation for all investments in which
there was an excess of tax cost over value                                          (5,850)

UNREALIZED DEPRECIATION - NET                                                      $(1,136)
                                                                                   ========





     The accompanying notes are an integral part of the financial statements.





Statement of Assets and Liabilities

OCTOBER 31, 1996

ASSETS:

Investments, at value (Identified Cost $733,461)(Note 2)  $732,325
Interest receivable                                         10,065
Receivable for securities sold                               4,863
Dividends receivable                                            13
Receivable from investment advisor (Note 3)                 17,893

TOTAL ASSETS                                               765,159


LIABILITIES:

Accrued Directors' fees (Note 3)                             6,840
Transfer agent fees payable (Note 3)                           118
Audit fee payable                                            7,225
Other payables and accrued expenses                          5,771

TOTAL LIABILITIES                                           19,954

NET ASSETS FOR 72,442 SHARES OUTSTANDING                  $745,205


NET ASSETS CONSIST OF:

Capital stock                                             $    724
Additional paid-in-capital                                 728,060
Undistributed net investment income                         11,048
Accumulated net realized gain on investments                 6,509
Net unrealized depreciation on investments                  (1,136)

TOTAL NET ASSETS                                          $745,205

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($745,205/72,442 shares)                                  $  10.29



     The accompanying notes are an integral part of the financial statements.






Statement of Operations

FOR THE YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME:

Interest                                                  $ 25,219
Dividends                                                      798

Total Investment Income                                     26,017


EXPENSES:

Management fees (Note 3)                                     3,940
Directors' fees (Note 3)                                     6,840
Transfer agent fees (Note 3)                                   118
Audit fee                                                    8,000
Registration and filing fees                                 4,550
Custodian fee                                                2,439
Miscellaneous                                                  884

Total Expenses                                              26,771

Less Waiver of Expenses (Note 3)                           (21,833)

Net Expenses                                                 4,938

NET INVESTMENT INCOME                                       21,079


REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain on investments (identified cost basis)     6,509
Net change in unrealized depreciation on investments        (1,136)

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                            5,373

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $ 26,452





     The accompanying notes are an integral part of the financial statements.






Statement of Changes In Net Assets


                                                         For the Year
                                                            Ended
                                                           10/31/96
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $      21,079
Net realized gain on investments                                6,509
Net change in unrealized depreciation on investments           (1,136)

Net increase in net assets from operations                     26,452


DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                    (10,031)

CAPITAL STOCK ISSUED AND REDEEMED:

Net increase in net assets from capital share
   transactions (Note 5)                                      728,784


Net increase in net assets                                    745,205


NET ASSETS:

Beginning of period                                                 -

End of period (including undistributed net investment
   income of $11,048)                                   $     745,205




     The accompanying notes are an integral part of the financial statements.





Financial Highlights

                                                                              For the Year
                                                                                 Ended
                                                                                10/31/96

Per share data (for a share outstanding throughout
the period )
NET ASSET VALUE - BEGINNING OF PERIOD                                            $10.00

Income from investment operations:
Net investment income                                                            0.349
Net realized and unrealized gain on investments                                  0.137

Total from investment operations                                                 0.486

Less distributions to shareholders:
From net investment income                                                      (0.196)

NET ASSET VALUE - END OF PERIOD                                                  $10.29

Total return1                                                                    4.94%

Ratios (to average net assets) / Supplemental Data:
Expenses*                                                                        1.00%
Net investment income*                                                           4.26%

Portfolio turnover                                                                30%

Average commission rate paid                                                    $0.0691

NET ASSETS - END OF PERIOD (000'S OMITTED)                                        $745

*The investment advisor did not impose its management fee and paid a portion of the Fund's expenses. If these expenses had been incurred by the Fund, expenses would have been limited to that allowed by state securities law and the net investment income per share and the ratios would have been as follows:

Net investment income                                                            $0.226

Ratios (to average net assets):
Expenses                                                                         2.50%
Net investment income                                                            2.76%


1 Represents aggregate total return for the period indicated



     The accompanying notes are an integral part of the financial statements.

     Notes to Financial Statements


1.     ORGANIZATION
      Defensive Series (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland Corporation and is registered under the Investment Company Act of
 1940, as amended, as an open-end management investment company.

         The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1996, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Defensive Series Class E
 Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES
     SECURITY VALUATION
          Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

          Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

      Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
        Security transactions are accounted for on the date the securities are
  purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
 Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES
          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code.
  Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements

     FEDERAL INCOME TAXES (CONTINUED)
     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS
          Distributions to shareholders of net investment income are made semi-annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, character reclassification between net income and net gains, or other tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders
  during  such  period.    As  a  result,  the  Fund  may  periodically  make
 reclassifications among its capital accounts without impacting the Fund's net asset value.

     OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.     TRANSACTIONS WITH AFFILIATES
          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.8% of the Fund's average daily net assets. The fee amounted to $3,940 for the year ended
 October 31, 1996.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

Notes to Financial Statements

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 1.0% of average daily net assets each year. Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $17,893 for the year ended October 31, 1996, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $118 for the year ended October 31,
 1996.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $6,840 for the year ended October 31, 1996.

4.     PURCHASES AND SALES OF SECURITIES
     Purchases and sales of securities, other than short-term securities, were $833,564 and $127,622, respectively, for the year ended October 31, 1996.







5.  CAPITAL STOCK TRANSACTIONS

Transactions in shares of Defensive Series Class E Common Stock were:
                                                                        For the Year
                                                                       Ended 10/31/96

                                                                           Shares        Amount
                                                                       ---------------  ---------

Sold                                                                           76,159   $766,290
Reinvested                                                                      1,010     10,030
Repurchased                                                                    (4,727)   (47,536)
Total                                                                          72,442    728,784



The Advisor owned 12,747 shares on October 31, 1996.

Notes to Financial Statements

6.     FINANCIAL INSTRUMENTS
       The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1996.

Independent Auditors'Report

TO THE DIRECTORS OF MANNING & NAPIER FUND, INC.
AND SHAREHOLDERS OF DEFENSIVE SERIES:

         We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Defensive Series (one of the series constituting Manning & Napier Fund, Inc.) as of October 31, 1996, the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

          In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Defensive Series at October 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated period in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 19, 1996

                         Manning & Napier Fund, Inc.

                            Maximum Horizon Series

                                Annual Report
                               October 31, 1996

Management Discussion and Analysis

Dear Shareholders:

          Since we last reported to you six months ago, the markets have again exhibited the upward and downward swings akin to the later stages of economic and market cycles. Midway through this period we saw the Dow Jones Industrial Average take a considerable dive, only to end this semi-annual reporting cycle above the record-breaking 6000 mark. Likewise, the 30-year U.S. Treasury yield rose to over 7% during this period, but bonds recovered nicely by the end of October. However, as we have anticipated thus far, economic growth has remained moderate and inflation has remained in check, allowing us to take advantage of the buying opportunities that present themselves.

     These gyrations were caused by overreaction to short-term economic data. Much as happened in March of this year, the news again raised fears of higher inflation and sent the Dow Jones Industrial Average plunging down 115 points on July 5th in what was only a half-day of trading due to the holiday. Bonds followed  suit  with  the  yield  on  the  30-year  U.S. Treasury surging 25
  basis-points.    Many were left wondering whether the Federal Reserve Board would raise the Fed Funds rate. However, additional evidence throughout the summer that inflation and economic growth are under control led the Fed to again leave rates unchanged when they met during the last week of September.

      As we continue to adhere to our long-term overview for low inflation and lower interest rates, the July 5th correction created a buying opportunity in which we were able to lengthen the maturity of the bonds in the portfolio and move into equity sectors where valuations proved attractive. We boosted our exposure to the technology sector, which was the hardest hit by the July decline, and semiconductor stocks wound up posting the largest gains of any sector during the third quarter of this year. The stock portion of the portfolio has continued emphasis in small ticket consumer stocks which we believe have been branded with the same iron as more cyclical consumer stocks, thus creating a buying opportunity. In addition, we have increased our exposure to the health care sector as valuations in that area have proved attractive as well.

      At a time when market valuations in general are high and the bull market is aging, it is important to be discriminating about the levels of risk acceptable in funds with different tolerances for volatility. While this Series has asset allocation discretion, it is designed to place emphasis on growth rather than on dampening volatility. As a result, even though high market valuations bring the threat of cyclical volatility, the Series remains fairly heavily invested because, a) we are able to find individual securities at more attractive valuations than the market as a whole, and b) looking past the immediate cycle, we see long-term positive trends that should help the market. As we continue to move through this mature bull market, we will hold fast to our disciplines of attempting to identify stocks of companies with strong strategic positioning in their industry at attractive valuations versus long-term U.S. Treasury bonds.

     We wish you and yours all the best during this holiday season.

     Sincerely,


     Manning & Napier Advisors, Inc.


[GRAPHIC]
[PIE CHART]

Portfolio Composition - As of 10/31/96

Stocks - 72%
Bonds - 20%
Cash & Equivalents - 8%

Performance Update as of October 31, 1996

The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Maximum
        Horizon Series from its inception (11/1/95) to present (10/31/96) as compared to the Standard & Poor's (S&P) 500 Total Return Index. 1






Manning & Napier Fund, Inc. - Maximum Horizon Series

                                                                   Total Return
                                                       Growth of
Through                                                 $10,000                   Average
10/31/96                                              Investment    Cumulative     Annual

Inception 2                                           $    11,521         15.21%    15.21%







Standard & Poor's 500 Total Return Index

                                                       Total Return
                                           Growth of
Through                                     $10,000                   Average
10/31/96                                  Investment    Cumulative     Annual

Inception 2                               $    12,408         24.08%    24.08%




1 The Standard & Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of approximately 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The Index returns assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance are calculated from November 1, 1995, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

[GRAPHIC]
LINE CHART

Data for Line Chart to follow:





             Manning & Napier      Standard & Poors (S&P) 500
          Maximum Horizon Series       Total Return Index

11/01/95  $                10,000  $                    10,000
01/31/96                   10,492                       11,001
04/30/96                   10,753                       11,376
07/31/96                   10,640                       11,196
10/31/96                   11,521                       12,408






Investment Portfolio - October 31, 1996

                                                              VALUE
                                                    SHARES  (NOTE 2)
COMMON STOCK - 72.40%

AIR TRANSPORTATION- 2.43%
Federal Express Corp.*                                 475  $ 38,237

APPAREL - 4.05%
VF Corp.                                               975    63,741

CHEMICAL & ALLIED PRODUCTS - 2.88%

BIOLOGICAL PRODUCTS - 0.18%
Alliance Pharmaceutical Corp.*                         200     2,800

HOUSEHOLD PRODUCTS -2.05%
Procter & Gamble Co.                                   325    32,175

INDUSTRIAL ORGANIC CHEMICALS - 0.65%
International Specialty Products, Inc.*                600     6,525
Varitronix International Ltd. (Note 7)              2,000     3,647
                                                              10,172
                                                              45,147

COMMUNICATIONS - 4.01%
Stet Societa' Finanziaria Telefonica S.p.A. - ADR      950    32,894
Telefonica de Espana - ADR                             500    30,125
                                                              63,019

COMPUTER EQUIPMENT - 0.19%
Cisco Systems, Inc.*                                    25     1,547
Digital Equipment, Corp.*                               50     1,475
                                                               3,022

CRUDE PETROLEUM & NATURAL GAS - 2.60%
Seagull Energy Corp.*                                  125     2,703
YPF Sociedad Anonima - ADR                           1,675    38,106
                                                              40,809

ELECTROMEDICAL APPARATUS - 3.78%
Nellcor Puritan Bennett, Inc.*                       3,050    59,475

ELECTRONICS & ELECTRICAL EQUIPMENT - 7.04%

HOUSEHOLD APPLIANCES - 0.35%
Sunbeam Corporation, Inc.                              225     5,541



The accompanying notes are an integral part of the financial statements.





Investment Portfolio - October 31, 1996

                                                          VALUE
                                                SHARES  (NOTE 2)

ELECTRONICS & ELECTRICAL EQUIPMENT (CONTINUED)

SEMICONDUCTORS - 5.33%
Altera Corp.*                                       50  $  3,100
Intel Corp.                                        275    30,216
Texas Instruments, Inc.                          1,050    50,531
                                                          83,847

TELECOMMUNICATION EQUIPMENT - 1.36%
BroadBand Technologies, Inc.*                      225     4,022
DSC Communications Corp.*                           50       694
General Instrument Corp.*                          825    16,603
                                                          21,319
                                                         110,707

ENGINEERING SERVICES - 0.60%
Jacobs Engineering Group, Inc.*                    425     9,403

FABRICATED METAL PRODUCTS - 0.40%
Keystone International, Inc.                       175     3,150
Material Sciences Corp.*                           200     3,050
                                                           6,200

FOOD & BEVERAGES - 0.07%
Canandaigua Wine Co., Inc. - Class A*               50     1,125

GLASS PRODUCTS - 0.15%
Libbey, Inc.                                       100     2,400

HEALTH SERVICES - 3.29%
MedPartners, Inc.*                               2,300    48,588
RehabCare Group, Inc.*                             150     2,681
U. S. Physical Therapy, Inc.*                       50       462
                                                          51,731

HOLDING COMPANIES - 0.04%
Ek Chor China Motorcycle Co. Ltd.                  100       588

PAPER & ALLIED PRODUCTS - 5.51%
Alco Standard Corp.                                725    33,622
Fort Howard Corp.*                               1,250    32,031
Kimberly-Clark Corp.                               225    20,981
                                                          86,634



The accompanying notes are an integral part of the financial statements.



Investment Portfolio - October 31, 1996



                                                   VALUE
                                         SHARES  (NOTE 2)


PLASTIC PRODUCTS - 0.01%
Sun Coast Industries, Inc.*                 325  $  1,259

PRIMARY METAL INDUSTRIES - 0.16%
American Superconductor Corp.*              200     2,475

RESTAURANTS - 4.43%
McDonald's Corp.                          1,500    66,562
Morton's Restaurant Group, Inc.*            200     3,075
                                                   69,637

RETAIL - 18.99%
RETAIL - DEPARTMENT STORES - 3.15%
Nordstrom, Inc.                           1,375    49,586

RETAIL - HOME FURNISHING STORES - 0.25%
Pier 1 Imports, Inc.                        275     3,850

RETAIL - SHOE STORES - 0.30%
Brown Group, Inc.                           225     4,641

RETAIL - SPECIALTY STORES - 13.50%
Fabri-Centers of America - Class A*       1,075    13,975
Fabri-Centers of America - Class B*         900    11,700
Fingerhut Companies, Inc.                 1,450    21,569
Hancock Fabrics, Inc.                     1,250    10,625
Home Depot, Inc.                            925    50,644
Office Depot, Inc.*                         725    14,228
Tandy Corp.                               1,575    59,259
Toys "R" Us, Inc.*                          900    30,488
                                                  212,488


RETAIL - WHOLESALE - 1.79%
Coleman Company, Inc.*                    2,125    28,156
                                                  298,721

SOFTWARE - 4.69%
Founder Hong Kong Ltd.* (Note 7)          3,000     1,164
Informix Corp.*                           1,100    24,406
Oracle Corp.*                             1,075    45,486
Symantec Corp.*                             250     2,719
                                                   73,775



The accompanying notes are an integral part of the financial statements.






Investment Portfolio - October 31, 1996

                                              Principal Amount/      VALUE
                                                    SHARES         (NOTE 2)



TECHNICAL INSTRUMENTS & SUPPLIES - 5.17%

PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 5.07%
Eastman Kodak Co.                                          1,000  $   79,750

SURGICAL & MEDICAL INSTRUMENTS - 0.10%
Allied Healthcare Products, Inc.*                            225       1,519
                                                                      81,269

UTILITIES-ELECTRIC - 1.91%
Enersis S.A.- ADR                                          1,025      30,109

TOTAL COMMON STOCK
(Identified Cost $1,108,840)                                       1,139,483

U.S. TREASURY BONDS - 20.13%

U.S. Treasury Bond, 6.875%,  8/15/2025
(Identified Cost $308,435)                    $          310,000     316,878

SHORT-TERM INVESTMENTS - 7.45%
U.S. Treasury Bill, 11/29/1996                            40,000      39,849
Dreyfus U.S. Treasury Money Market Reserves               77,394      77,394

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $117,243 )                                          117,243

TOTAL INVESTMENTS - 99.98%
(Identified Cost $1,534,518 )                                      1,573,604

OTHER ASSETS, LESS LIABILITIES - 0.02%                                   387

NET ASSETS - 100%                                                 $1,573,991



*Non-income producing security






FEDERAL TAX INFORMATION:

At October 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $1,536,040 was as follows:

Aggregate gross unrealized appreciation for all investments in
which there was an excess of value over tax cost                                   $ 68,096

Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value                                    (30,532)

UNREALIZED APPRECIATION - NET                                                      $ 37,564




The accompanying notes are an integral part of the financial statements.





Statement of Assets and Liabilities


OCTOBER 31, 1996

ASSETS:

Investments, at value (Identified Cost $1,534,518)(Note 2)  $1,573,604
Interest receivable                                              4,517
Dividends receivable                                               218
Receivable from investment advisor (Note 3)                     19,574

TOTAL ASSETS                                                 1,597,913


LIABILITIES:

Accrued Directors' fees (Note 3)                                 6,839
Transfer agent fees payable (Note 3)                               105
Audit fee payable                                                7,225
Other payables and accrued expenses                              6,105
Payable for securities purchased                                 3,648

TOTAL LIABILITIES                                               23,922

NET ASSETS FOR 138,282 SHARES OUTSTANDING                   $1,573,991


NET ASSETS CONSIST OF:

Capital stock                                               $    1,383
Additional paid-in-capital                                   1,519,745
Undistributed net investment income                              3,342
Accumulated net realized gain on investments                    10,435
Net unrealized appreciation on investments                      39,086

TOTAL NET ASSETS                                            $1,573,991

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($1,573,991/138,282 shares)                                 $    11.38




The accompanying notes are an integral part of the financial statements.






Statement of Operations



FOR THE YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME:

Interest                                                  $  9,431
Dividends                                                    3,422

Total Investment Income                                     12,853


EXPENSES:

Management fees (Note 3)                                     4,377
Directors' fees (Note 3)                                     6,839
Transfer agent fees (Note 3)                                   105
Audit fee                                                    8,000
Registration and filing fees                                 4,550
Custodian fee                                                4,237
Miscellaneous                                                1,146

Total Expenses                                              29,254

Less Waiver of Expenses (Note 3)                           (23,951)

Net Expenses                                                 5,303

NET INVESTMENT INCOME                                        7,550


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments (identified cost basis)    10,435
Net change in unrealized appreciation on investments        39,086

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS             49,521

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $ 57,071



The accompanying notes are an integral part of the financial statements.






Statement of Changes in Net Assets



                                                         For the Year
                                                            Ended
                                                           10/31/96
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $       7,550
Net realized gain on investments                               10,435
Net change in unrealized appreciation on investments           39,086

Net increase in net assets from operations                     57,071


DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                     (4,208)

CAPITAL STOCK ISSUED AND REDEEMED:

Net increase in net assets from capital share
   transactions (Note 5)                                    1,521,128

Net increase in net assets                                  1,573,991


NET ASSETS:

Beginning of period                                                 -

End of period (including undistributed net investment
   income of $3,342)                                    $   1,573,991




The accompanying notes are an integral part of the financial statements.






Financial Highlights


                                                                                    For the Year
                                                                                       Ended
                                                                                      10/31/96
Per share data (for a share outstanding throughout
the period):

NET ASSET VALUE - BEGINNING  OF PERIOD                                             $       10.00
Income from investment operations:
Net investment income                                                                      0.155
Net realized and unrealized gain on investments                                            1.356

Total from investment operations                                                           1.511

Less distributions to shareholders:
   From net investment income                                                             (0.131)

NET ASSET VALUE - END OF PERIOD                                                    $       11.38

Total return 1                                                                             15.21%

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                                                               1.20%
    Net investment income*                                                                  1.71%

Portfolio turnover                                                                            95%

Average commission rate paid                                                       $      0.0655

NET ASSETS - END OF PERIOD (000'S OMITTED)                                         $       1,574

* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses. If these expenses had been incurred by the Fund, expenses would have been limited to that allowed by state securities law and the net investment income per share and the ratios would have been as follows:

Net investment income                                                              $       0.037

Ratios (to average net assets):
   Expenses                                                                                 2.50%
   Net investment income                                                                    0.41%

1 Represents aggregate total return for the period indicated




The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements


1.     ORGANIZATION
        Maximum Horizon Series (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

         The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1996, 940 million shares have been designated in total among 19 series, of which 100 million have been designated as Maximum Horizon Series
 Class B Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES
     SECURITY VALUATION
          Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

          Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

      Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
        Security transactions are accounted for on the date the securities are
  purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
 Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

Notes to Financial Statements

     FEDERAL INCOME TAXES
          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code.
  Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS
          Distributions to shareholders of net investment income are made semi-annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, character reclassification between net income and net gains, or other tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders
  during  such  period.    As  a  result,  the  Fund  may  periodically  make
 reclassifications among its capital accounts without impacting the Fund's net asset value.

     FOREIGN CURRENCY TRANSLATION
          The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

          Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately stated.

Notes to Financial Statements

     OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reorted amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.     TRANSACTIONS WITH AFFILIATES
          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1.0% of the Fund's average daily net assets. The fee amounted to $4,377 for the year ended
 October 31, 1996.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 1.2% of average daily net assets each year. Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $19,574 for the year ended October 31, 1996, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $105 for the year ended October 31,
 1996.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $6,839 for the year ended October 31, 1996.

Notes to Financial Statements

4.     PURCHASES AND SALES OF SECURITIES
     Purchases and sales of securities, other than short-term securities, were $1,833,788 and $426,775, respectively, for the year ended October 31, 1996.

5.  CAPITAL STOCK TRANSACTIONS

Transactions in shares of Maximum Horizon Series Class B Common Stock were:





                                                       For the Year
                                                      Ended 10/31/96
                                                          Shares         Amount
                                                      ---------------  -----------

Sold                                                         148,143   $1,624,294
Reinvested                                                       390        4,209
Repurchased                                                  (10,251)    (107,375)
Total                                                        138,282   $1,521,128


The Advisor owned 12,654 shares on October 31, 1996.



6.     FINANCIAL INSTRUMENTS
       The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1996.

7.     FOREIGN SECURITIES
          Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the United States government.
 These risks include revaluation of currencies and potential adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the United States government.

Independen Auditors'Report

     TO THE DIRECTORS OF MANNING & NAPIER FUND, INC.
     AND SHAREHOLDERS OF MAXIMUM HORIZON SERIES:

         We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Maximum Horizon Series (one of the series constituting Manning & Napier Fund, Inc.) as of October 31, 1996, the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31,
 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

          In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Maximum Horizon Series at October 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

     DELOITTE & TOUCHE LLP

     Boston, Massachusetts
     November 19, 1996

                         Manning & Napier Fund, Inc.

                              Tax Managed Series

                                Annual Report
                               October 31, 1996

Management Discussion and Analysis

     Dear Shareholders:

        We have reached the close of the first fiscal year for the Tax Managed Series of the Manning & Napier Fund. By drawing upon the investment strategies and disciplines of the Funds Advisor, the Series has pursued levels of return associated with the stock market while minimizing the impact of taxes.

      Given the ultimate goal of this Series and the long-term investment time horizon of the shareholders, we have continued to adhere to our buy and hold strategy that aims to minimize the amount of realized gains. Our turnover rate during the past six months is relatively low, with steps taken to offset taxable gains by realizing losses when the Advisor deems it to be prudent. In addition, the Series did not pay out any dividends during this period, another factor that can impact taxes. The Series has also continued to invest its assets in equity securities, selecting companies that meet our investment strategies and have strong long-term business prospects. Of course, the goals of the Series are long-term, so performance should be evaluated over the long-term. However, this approach has worked well for the Series thus far, with satisfying short-term performance results.

       We will continue to look for the best long-term equity investments that present attractive valuations and to strive to minimize realized gains. We expect this strategy to prove itself to your taxation concerns and your long-term performance goals.

     We wish you and yours all the best during this holiday season.

     Sincerely,



     Manning & Napier Advisors, Inc.

[GRAPHIC]
[PIE CHART]

Portfolio Composition - As of 10/31/96

Apparel - 3%
Air Transportation - 4%
Chemicals & Allied Products - 8%
Communications - 3%
Electromedical Apparatus - 3%
Electronics & Electrical Equipment - 23%
Health Services - 5%
Paper Mills - 6%
Photographic Equipment & Supplies - 5%
Restaurants - 5%
Retail - 19%
Software - 4%
Miscellaneous* - 12%

* Miscellaneous includes:
Computer Equipment
Fabricated Metal Products
Glass Products
Primary Metal Industries
Printing & Publishing
Utilities - Electric
Cash & Equivalents

Performance Update as of October 31, 1996

        The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Tax Managed Series from its inception (11/1/95) to present (10/31/96) as compared to the Standard & Poor's (S&P) 500 Total Return Index. 1






Manning & Napier Fund, Inc. - Tax Managed Series

                                                               Total Return
                                                   Growth of
Through                                             $10,000                   Average
10/31/96                                          Investment    Cumulative     Annual

Inception 2                                       $    11,630         16.30%    16.30%










Standard & Poor's (S&P) 500 Total Return Index

                                                               Total Return
                                                   Growth of
Through                                             $10,000                   Average
10/31/96                                          Investment    Cumulative     Annual

Inception 2                                       $    12,408         24.08%    24.08%




1The Standard & Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange,
and the Over-the-Counter Market.   The Index returns assume
reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance are calculated from November 1,
1995, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

[GRAPHIC]
LINE CHART


Data for Line Chart to follow:





           Manning & Napier    Standard & Poors (S&P) 500
          Tax Managed Series       Total Return Index

11/01/95  $            10,000  $                    10,000
01/31/96               10,100                       11,001
04/30/96               10,980                       11,376
07/31/96                10770                       11,196
10/31/96               11,630                       12,408





Investment Portfolio - October 31, 1996

                                                       VALUE
                                             SHARES  (NOTE 2)
COMMON STOCK -  97.50%

AIR TRANSPORTATION - 3.59%
Federal Express Corp.*                          100  $  8,050
                                                     ---------

APPAREL - 2.91%
VF Corp.                                        100     6,537
                                                     ---------

CHEMICAL & ALLIED PRODUCTS - 8.34%

BIOLOGICAL PRODUCTS - 2.03%
Alliance Pharmaceutical Corp.*                  325     4,550
                                                     ---------

HOUSEHOLD PRODUCTS - 6.31%
Colgate-Palmolive Co.                           100     9,200
Procter & Gamble Co.                             50     4,950
                                                       14,150
                                                       18,700

COMMUNICATIONS - 2.69%
Telefonica de Espana - ADR                      100     6,025
                                                     ---------

COMPUTER EQUIPMENT - 1.31%
Digital Equipment, Corp.*                       100     2,950
                                                     ---------

ELECTROMEDICAL APPARATUS - 2.61%
Nellcor Puritan Bennett, Inc.*                  300     5,850
                                                     ---------

ELECTRONICS & ELECTRICAL EQUIPMENT - 22.72%

HOUSEHOLD APPLIANCES - 4.39%
Sunbeam Corporation, Inc.                       400     9,850
                                                     ---------

SEMICONDUCTORS - 14.33%
Altera Corp.*                                   175    10,850
Intel Corp.                                     150    16,481
Texas Instruments, Inc.                         100     4,812
                                                       32,143

TELECOMMUNICATION EQUIPMENT - 4.00%
BroadBand Technologies, Inc.*                   250     4,469
General Instrument Corp.*                       225     4,528
                                                        8,997
                                                       50,990



The accompanying notes are an integral part of the financial statements.






Investment Portfolio - October 31, 1996


                                                    VALUE
                                           SHARES  (NOTE 2)



FABRICATED METAL PRODUCTS - 1.53%
Material Sciences Corp.*                      225   $3,431

GLASS PRODUCTS - 1.34%
Libbey, Inc.                                  125    3,000

HEALTH SERVICES - 5.16%
MedPartners, Inc.*                            302    6,380
RehabCare Group, Inc.*                        175    3,128
U. S. Physical Therapy, Inc.*                 225    2,081
                                                    11,589

PAPER MILLS - 6.15%
Fort Howard Corp.*                            175    4,484
Kimberly-Clark Corp.                          100    9,325
                                                    13,809

PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 5.33%
Eastman Kodak Co.                             150   11,962
                                                   --------

PRIMARY METAL INDUSTRIES - 2.16%
Gibraltar Steel Corp.*                        200    4,850
                                                   --------

PRINTING & PUBLISHING - 1.60%
Playboy Enterprises, Inc. - Class B*          300    3,600
                                                   --------

RESTAURANTS - 5.33%
McDonald's Corp.                              200    8,875
Morton's Restaurant Group, Inc.*              200    3,075
                                                    11,950

RETAIL - 18.84%
RETAIL - HOME FURNISHING STORES - 2.18%
Pier 1 Imports, Inc.                          350    4,900

RETAIL - SPECIALTY STORES - 14.00%
Fingerhut Companies, Inc.                     500    7,438
Home Depot, Inc.                              175    9,581
Office Depot, Inc.*                           350    6,869
Tandy Corp.                                   200    7,525
                                                    31,413



The accompanying notes are an integral part of the financial statements.






Investment Portfolio - October 31, 1996

                                                        VALUE
                                              SHARES  (NOTE 2)


RETAIL (CONTINUED)

RETAIL - VARIETY STORES - 2.66%
Family Dollar Stores, Inc.                       350   $ 5,950
                                                        42,263

SOFTWARE - 3.93%
Informix Corp.*                                  250     5,549
Symantec Corp.*                                  300     3,263
                                                         8,812

UTILITIES-ELECTRIC - 1.96%
Enersis S.A.- ADR                                150     4,406
                                                      ---------

TOTAL COMMON STOCK
(Identified Cost $187,623)                             218,774
                                                      ---------

SHORT-TERM INVESTMENTS - 2.30%
Dreyfus U.S. Treasury Money Market Reserves
(Identified Cost $5,148)                       5,148     5,148
                                                      ---------

TOTAL INVESTMENTS - 99.80%
(Identified Cost $192,771)                             223,922

OTHER ASSETS, LESS LIABILITIES - 0.20%                     458
                                                      ---------

NET ASSETS - 100%                                     $224,380
                                                      =========





*Non-income producing security







FEDERAL TAX INFORMATION:

At October 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $192,771 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                                $37,610

Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost value                                         (6,459)

UNREALIZED APPRECIATION - NET                                                      $31,151





The accompanying notes are an integral part of the financial statements.






Statement of Assets and Liabilities



OCTOBER 31, 1996

ASSETS:

Investments, at value (Identified Cost $192,771)(Note 2)  $223,922
Dividends receivable                                            97
Receivable from investment advisor (Note 3)                 20,327

TOTAL ASSETS                                               244,346


LIABILITIES:

Accrued Directors' fees (Note 3)                             6,840
Transfer agent fees payable (Note 3)                            45
Audit fee payable                                            7,225
Other payables and accrued expenses                          5,856

TOTAL LIABILITIES                                           19,966

NET ASSETS FOR 19,300 SHARES OUTSTANDING                  $224,380


NET ASSETS CONSIST OF:

Capital stock                                             $    193
Additional paid-in-capital                                 193,281
Accumulated net realized loss on investments                  (245)
Net unrealized appreciation on investments                  31,151

TOTAL NET ASSETS                                          $224,380

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($224,380 / 19,300 shares)                                $  11.63




The accompanying notes are an integral part of the financial statements.






Statement of Operations


FOR THE YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME:

Dividends                                                 $  1,477
Interest                                                       381

Total Investment Income                                      1,858


EXPENSES:

Management fees (Note 3)                                     1,867
Directors' fees (Note 3)                                     6,840
Transfer agent fees (Note 3)                                    45
Audit fee                                                    8,000
Custodian fee                                                2,254
Miscellaneous                                                5,436

Total Expenses                                              24,442

Less Waiver of Expenses (Note 3)                           (22,194)

Net Expenses                                                 2,248

NET INVESTMENT LOSS                                           (390)


REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized loss on investments (identified cost basis)      (245)
Net change in unrealized appreciation on investments        31,151

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                           30,906

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $ 30,516




The accompanying notes are an integral part of the financial statements.






Statement of Changes in Net Assets

                                                        For the Year
                                                           Ended
                                                          10/31/96
                                                       --------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss                                    $        (390)
Net realized loss on investments                                (245)
Net change in unrealized appreciation on investments          31,151

Net increase in net assets from operations                    30,516


CAPITAL STOCK ISSUED AND REDEEMED:

Net increase in net assets from capital share
   transactions (Note 5)                                     193,864


Net increase in net assets                                   224,380


NET ASSETS:

Beginning of period                                                -

End of period (including accumulated net investment
   loss of $0)                                         $     224,380





The accompanying notes are an integral part of the financial statements.






Financial Highlights

                                                                                  For the Year
                                                                                     Ended
                                                                                    10/31/96
                                                                                 --------------
Per share data (for a share outstanding throughout
the period):

NET ASSET VALUE - BEGINNING  OF PERIOD                                           $       10.00

Income from investment operations:
   Net investment loss                                                                  (0.020)
   Net realized and unrealized gain (loss)
      on investments                                                                     1.650

Total from investment operations                                                         1.630

NET ASSET VALUE - END OF PERIOD                                                  $       11.63

Total return 1                                                                           16.30%

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                                                             1.20%
    Net investment loss*                                                                (0.21%)

Portfolio turnover                                                                          78%

Average commission rate paid                                                     $      0.0757

NET ASSETS - END OF PERIOD (000'S OMITTED)                                       $         224

* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses. If these expenses had been incurred by the Fund, expenses would have been limited to that allowed by state securities law and the net investment income per share and the ratios would have been as follows:

Net investment loss                                                                    ($0.144)

Ratios (to average net assets):
   Expenses                                                                               2.50%
   Net investment loss                                                                  (1.51%)

1 Represents aggregate total return for the period indicated




The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.     ORGANIZATION
          Tax Managed Series (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

         The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1996, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Tax Managed Series Class
 H Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES
     SECURITY VALUATION
          Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

          Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

      Short-term investments that mature in sixty (60) days or less are valued at amortized cost.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
        Security transactions are accounted for on the date the securities are
  purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
 Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES
          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code.
  Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements

     FEDERAL INCOME TAXES (CONTINUED)

     At October 31, 1996, the Fund, for federal income tax purposes, has a capital loss carry forward of $245 which will expire on October 31, 2004.

     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS
     Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, character reclassification between net income and net gains, or other tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders
  during  such  period.    As  a  result,  the  Fund  may  periodically  make
 reclassifications among its capital accounts without impacting the Fund's net asset value.

During the year ended October 31, 1996, $390 was reclassified from accumulated net investment loss to additional paid-in-capital.

     OTHER

          The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.     TRANSACTIONS WITH AFFILIATES
          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1.0% of the Fund's average daily net assets. The fee amounted to $1,867 for the year ended
 October 31, 1996.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

Notes to Financial Statements
3.     TRANSACTIONS WITH AFFILIATES (continued)

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 1.2% of average daily net assets each year. Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $20,327 for the year ended October 31, 1996, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $45 for the year ended October 31, 1996.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $6,840 for the year ended October 31, 1996.

4.     PURCHASES AND SALES OF SECURITIES
     Purchases and sales of securities, other than short-term securities, were $321,147 and $133,279, respectively, for the year ended October 31, 1996.

5.     CAPITAL STOCK TRANSACTIONS
     Transactions in shares of  Tax Managed Series Class H Common Stock were:





              For the Year
             Ended 10/31/96
             ---------------
                 Shares        Amount
             ---------------  ---------

Sold                 23,344   $235,926
Repurchased          (4,044)   (42,062)
Total                19,300    193,864


The Advisor owned 12,500 shares on October 31, 1996.

Notes to Financial Statements


6.     FINANCIAL INSTRUMENTS
       The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1996.

Independent Auditors' Report

     TO THE DIRECTORS OF MANNING & NAPIER FUND, INC.
     AND SHAREHOLDERS OF TAX MANAGED SERIES:

         We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Tax Managed Series (one of the series constituting Manning & Napier Fund, Inc.) as of October 31, 1996, the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

          In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Tax Managed Series at October 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

     DELOITTE & TOUCHE LLP

     Boston, Massachusetts
     November 19, 1996